AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON MARCH 30, 2020

1933 Act File No. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933	/X/

Pre-Effective Amendment No.

Post-Effective Amendment No.

SCHRODER SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

One Freedom Valley Drive

Oaks, Pennsylvania, 19456

(Address of Principal Executive Offices, Zip Code)

1-800-932-7781

(Registrant’s Telephone Number)

Michael Beattie

c/o SEI Corporation

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(Name and Address of Agent for Service)

Copy to:

Sean Graber, Esquire
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

Title of Securities being Registered: Shares of the Schroder Core Bond Fund.

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933, as amended.

No filing fee is required under the Securities Act of 1933, as amended, because an indefinite number of shares of beneficial interest have previously been registered pursuant to Section 24(f) of the Investment Company Act of 1940, as amended.

It is proposed that this filing will become effective on April 29, 2020 pursuant to Rule 488 under the Securities Act of 1933, as amended.

Schroder Series Trust

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Dear Shareholder:

Enclosed is some important information concerning your investment in the Schroder Total Return Fixed Income Fund (the “Target Fund”), a series of Schroder Series Trust (the “Trust”). The Board of Trustees of the Trust, after careful consideration, has approved the reorganization (the “Reorganization”) of the Target Fund into the Schroder Core Bond Fund (the “Acquiring Fund” and together with the Target Fund, the “Funds”), a separate series of the Trust.

The attached combined Information Statement/Prospectus gives you information relating to the Reorganization. The Reorganization is expected to benefit shareholders because:

•	Best Alternative - Schroder Investment Management North America Inc. (“SIMNA Inc.”), the investment adviser of the Funds, believes that, as a result of a relatively small asset base and limited prospects for future asset growth, the Target Fund is no longer a viable long-term investment solution for shareholders, and SIMNA Inc. believes that the Reorganization is the best alternative for the shareholders of the Target Fund.

•	Continuity of Management – SIMNA Inc. and Schroder Investment Management North America Ltd. (“SIMNA Ltd.”) serve as the investment adviser and the investment sub-adviser, respectively, of both the Target Fund and the Acquiring Fund. The portfolio management team of the Acquiring Fund is the same as the portfolio management team of the Target Fund.

•	Same Fees – The management fee and total annual fund operating expenses, after fee waivers, of the Acquiring Fund are the same as those of the Target Fund. Such fee waivers are expected to continue until at least February 28, 2022, and may be extended.

•	Potential Economies of Scale – The Reorganization will combine two smaller funds into a larger combined fund, which is expected to have greater potential for future economies of scale that could benefit shareholders if certain fixed costs can be spread across a larger asset base. There can be no guarantee, however, that these expected results will be achieved.

•	Compatibility of Investment Objectives and Strategies - The Acquiring Fund and the Target Fund have substantially the same investment objective. The principal investment strategies and principal risks of the Acquiring Fund are substantially similar to those of the Target Fund.

•	Tax-free Reorganization - The Reorganization is anticipated to be a tax-free reorganization for federal income tax purposes.

The Reorganization will not require any shareholder action. In accordance with the Funds’ Agreement and Declaration of Trust and applicable Massachusetts state and U.S. federal law (including Rule 17a-8 under the Investment Company Act of 1940), the reorganization may be effected without the approval of shareholders of either Fund.

If all closing conditions are met, the Reorganization is expected to take effect on or about June __, 2020. Upon the completion of the Reorganization, each shareholder of the Target Fund will receive Investor Shares of the Acquiring Fund having a total net asset value that is the same as the value of the shares of the Target Fund owned by such shareholder immediately prior to the Reorganization.

The enclosed combined Information Statement/Prospectus contains important information about the Reorganization.

Sincerely,

/s/ Michael Beattie

Michael Beattie

President, Schroder Series Trust

SUBJECT TO COMPLETION

THE INFORMATION IN THIS INFORMATION STATEMENT/PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS INFORMATION STATEMENT/PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

Schroder Total Return Income Fund, a series of Schroder Series Trust One Freedom Valley Drive Oaks, Pennsylvania 19456 800-932-7781	Schroder Core Bond Fund, a series of Schroder Series Trust One Freedom Valley Drive Oaks, Pennsylvania 19456 800-932-7781

INFORMATION STATEMENT/PROSPECTUS

[XX]

Introduction

This Information Statement/Prospectus contains information that shareholders of the Schroder Total Return Fixed Income Fund (the “Target Fund”), a series of Schroder Series Trust (the “Trust”), should know about the reorganization that is described herein (the “Reorganization”), and should be retained for future reference. This document is both the information statement of the Target Fund and also a prospectus for the Schroder Core Bond Fund (the “Acquiring Fund,” and, together with the Target Fund, the “Funds,” and each, a “Fund”), a separate series of the Trust. The Target Fund and the Acquiring Fund are each a series of the same registered open-end investment management company.

The total net asset value of Investor Shares of the Acquiring Fund (“Acquiring Fund Shares”) that you will receive in the Reorganization will be the same or substantially the same as the total net asset value of your Target Fund shares immediately prior to the Reorganization. The Reorganization is anticipated to be a tax-free transaction for federal income tax purposes. For more detailed information about the federal income tax consequences of the Reorganization, please refer to the section titled “Federal Income Tax Considerations” below.

The Board of Trustees of the Trust (the “Board”) has approved the Agreement and has determined that the Reorganization is in the best interests of the Target Fund and will not dilute the interests of the existing shareholders of the Target Fund.

Additional information about the Funds is available in the following:

1.	Summary Prospectus dated March 1, 2020 for the Investor Shares of the Target Fund, as supplemented (“Target Fund Summary Prospectus”);

2.	Summary Prospectus dated [XX] for the Investor Shares of the Acquiring Fund (“Acquiring Fund Summary Prospectus”);

3.	Prospectus dated March 1, 2020 for the Investor Shares of the Target Fund, as supplemented (“Target Fund Prospectus”);

4.	Prospectus dated [XX] for the Investor Shares of the Acquiring Fund (“Acquiring Fund Prospectus” and together with the Target Fund Prospectus, the “Prospectuses”);

5.	Statement of Additional Information dated March 1, 2020 for the Investor Shares of the Target Fund, as supplemented (“Target Fund SAI”);

6.	Statement of Additional Information dated [XX], 2020 for the Investor Shares of the Acquiring Fund (“Acquiring Fund SAI” and together with the Target Fund SAI, the “SAIs”); and

7.	The audited financial statements and related report of the independent registered public accounting firm included in the Funds’ Annual Report to Shareholders for the fiscal year ended October 31, 2019 (“Annual Report”);

The financial highlights for the Acquiring Fund contained in the Annual Report are included in this Information Statement/Prospectus as Exhibit C. Because Investor Shares of the Acquiring Fund have not yet commenced operations, the financial highlights presented in Exhibit C for the Acquiring Fund are those of the Acquiring Fund’s R6 Shares.

These documents are on file with the U.S. Securities and Exchange Commission (the “SEC”). The Target Fund Prospectus is incorporated herein by reference and is legally deemed to be part of this Information Statement/Prospectus. A copy of the Acquiring Fund Prospectus accompanies this Information Statement/Prospectus and is incorporated herein by reference and is legally deemed to be part of this Information Statement/Prospectus. The SAI to this Information Statement/Prospectus (“Merger SAI”) also is incorporated herein by reference and is legally deemed to be part of this Information Statement/Prospectus. The Target Fund Summary Prospectus and the Annual Report have previously been delivered to shareholders. The Prospectuses, the SAIs and the Annual Report are available on the Funds’ website at www.schroderfunds.com. Copies of these documents are also available at no cost by calling 1.800.464.3108. From outside the United States, please call 617.483.5000 and ask to speak with a representative of the Schroder Mutual Funds. The Merger SAI is available at no charge by writing to the Funds at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

You also may view or obtain these documents from the SEC’s Public Reference Room, which is located at 100 F Street, N.E., Washington, D.C. 20549-1520, or from the SEC’s website at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment at the prescribed rates of the duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549-1520.

When contacting the SEC, you will want to refer to the applicable SEC file number. The file number for the Funds’ documents listed above is 33-65632. The file number for the Merger SAI is [XX].

No shareholder vote will be taken with respect to the matters described in this Information Statement/Prospectus. THE TRUST IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY TO THE TRUST WITH RESPECT TO THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT/PROSPECTUS.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Information Statement/Prospectus. Any representation to the contrary is a criminal offense. An investment in the Funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. You may lose money by investing in the Funds.

SUMMARY OF KEY INFORMATION

The following is a summary of certain information contained elsewhere in this Information Statement/Prospectus, in the Agreement, and/or in the prospectuses and SAIs of each Fund. Shareholders should read the entire Information Statement/Prospectus, the Agreement, the Prospectuses and the SAIs carefully for more complete information.

Why are you sending me the Information Statement/Prospectus?

You are receiving this Information Statement/Prospectus because you own shares in the Target Fund, and the Board of the Target Fund has approved an agreement and plan of reorganization (the “Agreement”) that will provide for the Reorganization of the Target Fund into the Acquiring Fund, a separate series of the Trust.

What does the Agreement provide for?

The Agreement provides for: (i) the acquisition by the Acquiring Fund of all of the assets of the Target Fund, in exchange solely for Investor Shares of the Acquiring Fund; (ii) the assumption by the Acquiring Fund of all of the liabilities of the Target Fund; (iii) the distribution of the Investor Shares of the Acquiring Fund to the shareholders of the Target Fund according to their respective interests in complete liquidation of the Target Fund; and (iv) the dissolution of the Target Fund as soon as practicable after the Reorganization. You will receive Investor Shares of the Acquiring Fund having a total net asset value that is the same as the total net asset value of your Target Fund shares immediately prior to the Reorganization.

What are the reasons for the Reorganization?

As a result of a relatively small asset base and limited prospects for future asset growth, the Target Fund is no longer a viable long-term investment solution for shareholders. The Reorganization will allow shareholders of the Target Fund to be invested in a larger combined fund within the Schroder family of funds with an investment objective that is substantially the same as that of the Target Fund, principal investment strategies and principal risks that are substantially similar to those of the Target Fund, the same portfolio management team as that of the Target Fund, the same management fee as that of the Target Fund, and the same total annual fund operating expenses (after fee waivers) as those of the Target Fund. Such fee waivers are expected to continue until at least February 28, 2022, and may be extended. Additionally, the larger combined fund will have greater potential for future economies of scale that could benefit shareholders if certain fixed costs can be spread across a larger asset base. There is no guarantee, however, that these expected results will be achieved.

In considering the Reorganization and the Agreement, the Board considered these and other factors in concluding that the Reorganization will be in the best interest of the Target Fund and its shareholders. The Board’s considerations are described in more detail in the “THE REORGANIZATION — Board Considerations in Approving the Reorganization” section below.

Has my Fund’s Board of Trustees approved the Reorganization?

Yes. The Board has unanimously approved the Agreement and the Reorganization.

What effect will the Reorganization have on me as a shareholder?

Immediately after the Reorganization, you will hold Investor Shares of the Acquiring Fund having a total net asset value that is the same or substantially the same as the total net asset value of the shares of the Target Fund that you held immediately prior to the closing of the Reorganization. The principal differences between the Target Fund and the Acquiring Fund are described in this Information Statement/Prospectus. The Acquiring Fund Prospectus that accompanies this Information Statement/Prospectus contains additional information about the Acquiring Fund.

How do the Funds’ investment objectives, principal investment strategies and principal risks compare?

Investment Objectives

The Acquiring Fund and the Target Fund have substantially the same investment objective, as described below. Each Fund’s investment objective is classified as non-fundamental, which means that each Fund’s investment objective can be changed by the Board without shareholder approval.

Target Fund	Acquiring Fund
The Target Fund seeks a high level of total return.	The Acquiring Fund seeks long-term total return consistent with the preservation of capital.

Principal Investment Strategies

The principal investment strategies of the Acquiring Fund are substantially similar to the principal investment strategies of the Target Fund.

Each Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities. Each Fund may use derivatives and exchange-traded funds (“ETFs”) with economic characteristics similar to fixed income securities for purposes of complying with this policy.

The fixed income securities in which each Fund may invest include obligations of governments, government agencies or instrumentalities, supra-national issuers, or corporate issuers. Although each Fund may invest in securities of foreign issuers, only the Target Fund may invest in securities of emerging market issuers as part of its principal investment strategies.

Each Fund invests primarily in U.S. dollar-denominated, investment grade securities. The Target Fund, however, may invest up to 20% of its total assets in securities that are not denominated in the U.S. dollar, and may invest up to 30% of its total assets in securities that are rated below investment grade (commonly known as “high yield securities” or “junk bonds”), as part of its principal investment strategies.

While each Fund may invest in securities of any maturity or duration, under normal market conditions, the Target Fund seeks to maintain an average effective portfolio duration that is within 30% of the average effective duration of the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”), while the Acquiring Fund seeks to maintain an average effective portfolio duration that is within 20% of the average effective duration of the Index, on an adjusted basis. Schroder Investment Management North America, Inc. (“SIMNA Inc.,” or the “Adviser”) and Schroder Investment Management North America Ltd. (“SIMNA Ltd.,” or “Sub-Adviser”) generally adjust the duration of tax-exempt municipal bonds by a factor (currently 0.7) to reflect the view that their prices are typically less sensitive to changes in interest rates than taxable securities.

Each Fund is managed by SIMNA Inc. and SIMNA Ltd. using the same investment process, and may engage in active and frequent trading of portfolio securities in seeking to achieve its investment objective.

Principal Risks

The principal risks of the Acquiring Fund are substantially similar to the principal risks of the Target Fund, because the principal investment strategies of the Acquiring Fund are substantially similar to the principal investment strategies of the Target Fund. However, the Acquiring Fund is not subject to the principal risks associated with investments in emerging market securities, foreign currencies and high yield/junk bonds that are principal risks of the Target Fund.

The sections below entitled “ADDITIONAL INFORMATION ABOUT THE FUNDS — Comparison of Principal Investment Strategies” and “ADDITIONAL INFORMATION ABOUT THE FUNDS — Comparison of Principal Risks of Investing in the Funds” compare the principal investment strategies and principal risks of the Target Fund and the Acquiring Fund.

How do the Funds’ expenses compare?

The following table compares the total annual fund operating expenses, expressed as a percentage of net assets (“expense ratio”), of the Target Fund and the Acquiring Fund with the pro forma expense ratio of the Acquiring Fund assuming consummation of the Reorganization. As shown below, the management fee of the Acquiring Fund is expected to be the same as that of the Target Fund. The total annual fund operating expenses, before fee waivers, of the Acquiring Fund are expected to be less than those of the Target Fund, and the total annual fund operating expenses, after fee waivers, of the Acquiring Fund are expected to be the same as those of the Target Fund. Such fee waivers are expected to continue until at least February 28, 2022, and may be extended. The pro forma expense ratios show projected estimated expenses, but actual expenses may be higher or lower than those shown.

	Current	Current	Pro Forma Combined
	Target Fund Investor Shares	Acquiring Fund Investor Shares	Acquiring Fund Investor Shares
Shareholder Fees (fees paid directly from your investments)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%	0.25%	0.25%
Other Expenses[1]	0.81%	0.68%	0.43%
Total Annual Fund Operating Expenses	1.06%	0.93%	0.68%
Less Fee Waiver and/or Expense Reimbursement	(0.66)%[2]	(0.53)%[3]	(0.28)%[3]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.40%	0.40%	0.40%

___________

(1)	The Target Fund other expenses reflect expenses for the fiscal year ended October 31, 2019. The Acquiring Fund other expenses are based on estimated amounts for the current fiscal year because Investor Shares of the Acquiring Fund have not yet commenced operations. The pro forma Acquiring Fund other expenses are based on pro forma combined assets as of October 31, 2019 and assume the consummation of the Reorganization. The Target Fund other expenses include the maximum annual rate applicable under the shareholder service plan for the Investor Shares of the Target Fund, 0.15% of the average daily net assets attributable to the class. For the fiscal year ended October 31, 2019, the Target Fund paid 0.08% of the average daily net assets attributable to its Investor Shares under the plan.
(2)	In order to limit the Target Fund’s expenses, SIMNA Inc. has contractually agreed through February 28, 2021 to waive its fees, pay Target Fund operating expenses, and/or reimburse the Target Fund to the extent that Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses), for the Target Fund’s Investor Shares, exceed 0.40% of the Investor Shares’ average daily net assets. The expense limitation may only be terminated during its term by the Board.
(3)	In order to limit the Acquiring Fund’s expenses, SIMNA Inc. has contractually agreed through February 28, 2022 to waive its fees, pay Acquiring Fund operating expenses, and/or reimburse the Acquiring Fund to the extent that Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses), for the Acquiring Fund’s Investor Shares, exceed 0.40% of the Investor Shares’ average daily net assets. The expense limitation may only be terminated during its term by the Board.

Example

This Example is intended to help you compare the cost of investing in the Target Fund and the Acquiring Fund. The Example assumes that you invest $10,000 in the Funds for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses (including capped expenses for the periods described in the footnotes of the fee table) remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	One Year	Three Years	Five Years	Ten Years
Target Fund - Investor Shares	$41	$271	$521	$1,234
Acquiring Fund - Investor Shares	$41	$188	$408	$1,043
Acquiring Fund - Investor Shares (pro forma)	$41	$160	$322	$792

For further discussion regarding the Board’s consideration of the fees and expenses of the Funds in approving the Reorganization, see the section entitled “THE REORGANIZATION - Board Considerations in Approving the Reorganization” in this Information Statement/Prospectus.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense examples shown above, affect each Fund’s performance.

During the fiscal year ended October 31, 2019, the Target Fund’s portfolio turnover rate was 92% of the average value of its portfolio, and the Acquiring Fund’s portfolio turnover rate was 134% of the average value of its portfolio.

How do the performance records of the Funds compare?

Set forth below is the performance information for the Target Fund and the Acquiring Fund. The Acquiring Fund will be the performance and accounting survivor of the Reorganization.

The following bar charts and tables provide some indication of the risks of investing in the Funds by showing changes in each Funds’ total return from year to year and by comparing each Funds’ average annual total returns with those of a broad-based market index. Past performance (before and after taxes) is not necessarily predictive of future performance. Visit www.schroderfunds.com for more current performance information.

Investor Shares of the Acquiring Fund have not yet commenced operations, and performance shown below for the Acquiring Fund is that of the Acquiring Fund’s R6 Shares. Because R6 Shares of the Funds invest in the same portfolio of securities, returns for the R6 Shares will be substantially similar to those of the Investor Shares, although returns for R6 Shares will be slightly higher due to lower expenses.

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Target Fund Performance

Annual Total Returns

2019	9.42%
2018	-1.20%
2017	4.34%
2016	3.07%
2015	-1.35%
2014	5.60%
2013	-1.98%
2012	6.79%
2011	7.28%
2010	6.84%

Best Quarter	Worst Quarter
3.55%	-2.89%
March 31, 2019	June 30, 2013

[Year-to-date performance (non-annualized and before taxes) as of March 31, 2020: [XX]%]

Average Annual Total Returns for Periods Ended December 31, 2019

	1 Year	5 Years	10 Years
Return Before Taxes	9.42%	2.78%	3.81%
Return After Taxes on Distributions	8.12%	1.62%	2.34%
Return After Taxes on Distributions and Sale of Fund Shares	4.93%	1.09%	2.26%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	8.72%	3.05%	3.75%

Acquiring Fund Performance

Annual Total Returns

2019	8.66%

Best Quarter	Worst Quarter
3.09%	-0.26%
March 31, 2019	June 30, 2019

[Year-to-date performance (non-annualized and before taxes) as of March 31, 2020: [XX]%]

Average Annual Total Returns for Periods Ended December 31, 2019

	1 Year	Since Inception (01/31/2018)
Return Before Taxes	8.66%	4.89%
Return After Taxes on Distributions	6.93%	3.48%
Return After Taxes on Distributions and Sale of Fund Shares	5.15%	3.14%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	8.72%	5.10%

How do the investment advisers and distributors of the Funds compare?

Investment Advisers

SIMNA Inc. serves as the investment adviser for each Fund. SIMNA Inc. is a wholly-owned subsidiary of Schroder U.S. Holdings Inc., which currently engages through its subsidiary firms in the asset management business. Affiliates of Schroder U.S. Holdings Inc. (or their predecessors) have been investment managers since 1927. Schroder U.S. Holdings Inc. is a wholly-owned subsidiary of Schroder International Holdings, which is a wholly-owned subsidiary of Schroder Administration Limited, which is a wholly-owned subsidiary of Schroders plc, a publicly-owned holding company organized under the laws of England. Schroders plc, through certain affiliates currently engaged in the asset management business had under management assets of approximately $555.5 billion as of September 30, 2019. SIMNA Inc.’s address is 7 Bryant Park, 1045 Avenue of the Arts, New York, New York 10018.

SIMNA Ltd., an affiliate of SIMNA Inc., serves as investment sub-adviser to each Fund.

Distributors

SEI Investments Distribution Co. (“SIDCO”) acts as the distributor of shares of the Funds. The address of SIDCO is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

How do the Funds’ other service providers compare?

The Funds’ other service providers are the same. The following table identifies the other principal service providers of the Funds:

Accounting Services/Administrator:	SEI Investments Global Funds Services

Transfer Agent:	DST Asset Manager Solutions, Inc.

Custodian:	J.P. Morgan Chase Bank

Auditor:	PricewaterhouseCoopers LLP

How do the Funds’ purchase and redemption procedures and exchange policies compare?

The procedures for purchasing, redeeming and exchanging Investor Shares of the Acquiring Fund are the same as the procedures applicable to the Target Fund. You may convert the Investor Shares of the Acquiring Fund that you receive in connection with the Reorganization to R6 Shares of the Acquiring Fund if you are eligible to purchase R6 Shares of the Acquiring Fund.

For more information on the purchase and redemption procedures and exchange policies of the Funds, see the Prospectuses.

How do the Funds’ distribution and shareholder service arrangements compare?

Neither Fund imposes sales charges or is subject to a distribution (12b-1) plan.

Each Fund has adopted a shareholder service plan with respect to its Investor Shares. Under the shareholder service plan, each Fund, out of the assets attributable to its Investor Shares, may make payments to SIMNA Inc., its affiliates, and such other financial intermediaries and other entities as may from time to time provide shareholder services and/or incur expenses directly or indirectly supporting or relating to the shareholder servicing function for holders of Investor Shares as compensation for such services and expenses. Payments under the shareholder service plan are made at an annual rate of up to 0.15% of the average daily net assets attributable to the Investor Shares. The fees under the shareholder service plan are not made for distribution services or expenses.

For more information on the distribution and shareholder services arrangements of the Funds, see the Prospectuses.

Will the Acquiring Fund have different portfolio managers than the Target Fund?

The portfolio management team of the Acquiring Fund is the same as the portfolio management team of the Target Fund. The Prospectuses provide biographical information about the individuals primarily responsible for the day-to-day management of the Funds’ portfolios.

Will there be any tax consequences resulting from the Reorganization?

The Reorganization is designed to qualify as a tax-free reorganization for federal income tax purposes and the Target Fund anticipates receiving a legal opinion to that effect, although there can be no assurance that the Internal Revenue Service (“IRS”) will adopt a similar position. This means that the shareholders of the Target Fund will recognize no gain or loss for federal income tax purposes upon the exchange of all of their shares in the Target Fund for Investor Shares of the Acquiring Fund.

However, the sale of certain of the Target Fund’s portfolio holdings in connection with the alignment of the Target Fund’s portfolio holdings with the Acquiring Fund’s investment strategies and the transfer of the Target Fund’s portfolio holdings to the Acquiring Fund may result in the realization of capital gains by the Target Fund that, to the extent not offset by capital losses, would be distributed to shareholders, and those distributions would be taxable to shareholders who hold shares in taxable accounts. Based on the information available as of the date of this Information Statement/Prospectus, including information regarding the proposed alignment of the Target Fund’s portfolio holdings with the Acquiring Fund’s investment strategies and information regarding the Target Fund’s portfolio holdings in certain foreign countries that do not permit in-kind transfers of securities, the Target Fund is expected to realize approximately $[XX] ($[XX] per share) in capital gains in connection with the Reorganization. The actual tax consequences of any sale of portfolio holdings will vary depending upon market conditions, shareholder activity, the portfolio holdings of the Target Fund and the Acquiring Fund, the specific securities sold, the Target Fund’s other gains and losses, and the Target Fund’s ability to use any available capital loss carryforwards. As of October 31, 2019, the Target Fund had approximately $3.6 million in capital loss carryforwards.

Shareholders should consult their tax adviser about state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this Information Statement/Prospectus relates only to the federal income tax consequences of the Reorganization.

For more detailed information about the federal income tax consequences of the Reorganization, please refer to the section titled “THE REORGANIZATION – Federal Income Tax Considerations” below.

Will my dividends be affected by the Reorganization?

The Target Fund declares dividends from net investment income daily and distributes these dividends monthly. The Acquiring Fund declares dividends from net investment income monthly and distributes these dividends monthly. Each Fund distributes any net realized capital gain at least annually.

Who will pay the costs of the Reorganization?

SIMNA Inc. or an affiliate will pay all of the direct costs of the Reorganization, including costs associated with the preparation, printing and distribution of this Information Statement/Prospectus, legal fees, accounting fees and transfer agent and custodian conversion costs. However, the Target Fund will pay the brokerage or other transaction costs, including capital gains taxes and transfer taxes for foreign securities, incurred in connection with the alignment of the Target Fund’s portfolio holdings with the Acquiring Fund’s investment strategies and the transfer of the Target Fund’s portfolio holdings to the Acquiring Fund. Based on the information available as of the date of this Information Statement/Prospectus including information regarding the proposed alignment of the Target Fund’s portfolio holdings with the Acquiring Fund’s investment strategies and information regarding the Target Fund’s portfolio holdings in certain foreign countries that do not permit in-kind transfers of securities, the Target Fund is expected to reposition approximately [XX]% of its portfolio, and pay approximately $[XX] ($[XX] per share) in brokerage and other transaction costs, in connection with the Reorganization. The actual brokerage and other transaction costs will vary depending upon market conditions, shareholder activity, the portfolio holdings of the Target Fund and the Acquiring Fund, and the specific securities sold and/or transferred to the Acquiring Fund.

When is the Reorganization expected to occur?

It is anticipated that the Reorganization will occur on or around June __, 2020.

What if I do not wish to participate in the Reorganization?

If you do not wish to have your Target Fund shares exchanged for Investor Shares of the Acquiring Fund, you may redeem your shares prior to the consummation of the Reorganization. If you redeem your shares and if you hold shares in a taxable account, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

Where can I find more information about the Funds and the Reorganization?

Additional information about the Funds can be found in the Prospectuses and the SAIs. The remainder of this Information Statement/Prospectus contains additional information about the Funds and the Reorganization. You are encouraged to read the entire document.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Comparison of Principal Investment Strategies

The following section describes the principal investment strategies of the Funds. The principal investment strategies of the Acquiring Fund are substantially similar to the principal investment strategies of the Target Fund.

Each Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities. Each Fund may use derivatives and ETFs with economic characteristics similar to fixed income securities for purposes of complying with this policy.

The fixed income securities in which each Fund may invest include obligations of governments, government agencies or instrumentalities, supra-national issuers, or corporate issuers. Although each Fund may invest in securities of foreign issuers, only the Target Fund may invest in securities of emerging market issuers as part of its principal investment strategies.

Each Fund invests primarily in U.S. dollar-denominated, investment grade securities. The Target Fund, however, may invest up to 20% of its total assets in securities that are not denominated in the U.S. dollar, and may invest up to 30% of its total assets in securities that are rated below investment grade (commonly known as “high yield securities” or “junk bonds”), as part of its principal investment strategies.

While each Fund may invest in securities of any maturity or duration, under normal market conditions, the Target Fund seeks to maintain an average effective portfolio duration that is within 30% of the average effective duration of the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”), while the Acquiring Fund seeks to maintain an average effective portfolio duration that is within 20% of the average effective duration of the Index, on an adjusted basis. SIMNA Inc. and SIMNA Ltd. generally adjust the duration of tax-exempt municipal bonds by a factor (currently 0.7) to reflect the view that their prices are typically less sensitive to changes in interest rates than taxable securities.

In addition to the principal investment strategies described below, each Fund is also subject to certain additional investment policies and limitations, which are described in the Prospectuses and the SAIs. The cover page of this Information Statement/Prospectus describes how you can obtain copies of these documents. A comparison of the principal risks associated with the Funds’ investment strategies is described below under “Comparison of Principal Risks of Investing in the Funds.”

Target Fund	Acquiring Fund

SIMNA Inc. and SIMNA Ltd. seek to invest the Target Fund’s assets in a portfolio of securities that offer high total return – from current income, increases in market value, or both. The Target Fund normally invests at least 80% of its net assets in fixed income obligations. This policy is non-fundamental and may be changed by the Trustees, without a vote of the shareholders of the Target Fund, upon at least 60 days’ prior written notice to shareholders. The Target Fund may use derivatives and ETFs with economic characteristics similar to fixed income obligations for purposes of complying with this policy. SIMNA Inc. and SIMNA Ltd. currently consider fixed income obligations to include U.S. and foreign government securities, debt securities of domestic and foreign corporations, mortgage-backed and other asset-backed securities (which may include “to be announced” (“TBA”) transactions), municipal bonds, obligations of international agencies or supranational entities, zero-coupon securities, convertible securities, inflation-indexed bonds, structured notes, including hybrid or “indexed” securities, event-linked bonds, and loan participations, delayed funding loans and revolving credit facilities, and short-term investments, such as repurchase agreements, bank certificates of deposit, fixed time deposits, and bankers’ acceptances. Fixed income securities in which the Target Fund invests may include securities that pay interest at fixed, floating or variable rates. The Target Fund may invest in securities of issuers located anywhere in the world, but will normally not invest more than 20% of its total assets in securities that are not denominated in the U.S. dollar. SIMNA Inc. and SIMNA Ltd. currently expect that a substantial portion of the Target Fund’s assets will be invested in mortgage-backed securities (including collateralized mortgage obligations) and asset-backed securities. The Target Fund invests principally in securities that, at the time of purchase, are rated “investment grade” (or considered by SIMNA Inc. and SIMNA Ltd. to be of comparable quality) although the Target Fund may invest up to 30% of its total assets in securities below “investment grade,” which are sometimes referred to as “high yield securities” or “junk bonds.” The Target Fund intends to maintain an average effective portfolio duration that is within 30% of the average effective duration of the Bloomberg Barclays U.S. Aggregate Bond Index. Duration is a measure of a debt security’s price sensitivity to a given change in interest rates; effective duration is a measure of the Target Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on pre-payment rates. Generally, the higher a bond’s duration, the greater its price sensitivity to a change in interest rates. In contrast to duration, maturity measures only the time until final payment is due. SIMNA Inc. and SIMNA Ltd. generally rely on detailed proprietary research, and focus on sectors and securities they believe are undervalued relative to the market. SIMNA Inc. and SIMNA Ltd. seek to exploit inefficiencies in the valuation of risk and reward and look to capitalize on shifting market risks and dynamics caused by economic and technical factors. The Adviser and the Sub-Adviser consider the liquidity of securities and the portfolio overall as an important factor in portfolio construction. The Target Fund may enter into derivatives transactions such as interest rate futures and options, interest rate swap agreements, forward contracts, and credit default swaps for hedging purposes, or otherwise to increase total return, or to gain long or short exposure to securities or market sectors as a substitute for cash investments (not for leverage) or pending the sale of securities by the Target Fund and reinvestment of the proceeds. The Target Fund may, but is not required to, enter into foreign currency exchange transactions, for hedging purposes or to adjust the exposure of the Target Fund to changes in the values of various foreign currencies. The Target Fund may hedge some of its foreign currency exposure back into the U.S. dollar, although it does not normally expect to do so. The Target Fund may invest in ETFs (open-end investment companies whose shares may be bought and sold by investors in transactions on major stock exchanges).

The Acquiring Fund seeks to achieve its investment objective by investing primarily in a portfolio of U.S. dollar-denominated, investment grade fixed income securities. The Acquiring Fund’s total return includes income earned on the Acquiring Fund’s investments, plus capital appreciation, if any.

Fixed income securities in which the Acquiring Fund may invest include obligations of governments, government agencies or instrumentalities, supra-national issuers, or corporate issuers. They may pay fixed, variable, or floating interest rates and may include asset-backed securities, mortgage-backed securities (which may include “to be announced” (“TBA”) transactions), zero-coupon securities, convertible securities, inflation-indexed bonds, structured notes, bank loans, loan participations, loan assignments, municipal securities, and other securities bearing fixed or variable interest rates of any maturity. “Investment-grade” securities are securities that, at the time of purchase, are rated by at least one major rating agency in one of its top four rating categories, or, if unrated, are determined by SIMNA Inc. and SIMNA Ltd., to be of similar quality. In the case of a split rated security (that is, two or more rating agencies give a security different ratings), the highest rating shall apply. The Acquiring Fund may invest without limit in U.S. dollar denominated foreign securities. The Acquiring Fund may invest in ETFs (open-end investment companies whose shares may be bought and sold by investors in transactions on major stock exchanges). The Acquiring Fund may also invest a portion of its assets in cash and cash equivalents. The Acquiring Fund normally invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in fixed income securities. This investment policy may be changed by the Acquiring Fund upon 60 days’ prior notice to shareholders. The Acquiring Fund may use derivatives and ETFs with economic characteristics similar to fixed income securities for purposes of complying with this policy. At times, the Acquiring Fund’s investments in municipal securities may be substantial depending on SIMNA Inc.’s and SIMNA Ltd.'s outlook on the market.

While the Acquiring Fund may invest in fixed income securities of any maturity or duration, under normal market conditions, SIMNA Inc. and SIMNA Ltd. seek to maintain an average effective portfolio duration that is within 20% of the average effective duration of the Acquiring Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, on an adjusted basis. SIMNA Inc. and SIMNA Ltd. generally adjust the duration of tax-exempt municipal bonds by a factor (currently 0.7) to reflect the view that their prices are typically less sensitive to changes in interest rates than taxable securities. Duration is a measure of a debt security’s price sensitivity to a given change in interest rates; effective duration is a measure of the Acquiring Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on pre-payment rates. Generally, the higher a debt security’s duration, the greater its price sensitivity to a change in interest rates. In contrast to duration, maturity measures only the time until final payment is due.

SIMNA Inc.’s and SIMNA Ltd.'s decision to purchase or sell a security or make investments in a particular sector is based on relative value considerations. In analyzing the relative attractiveness of a particular security or sector, SIMNA Inc. and SIMNA Ltd. assess an issue’s historical relationships to other bonds, technical factors including supply and demand and fundamental risk and reward relationships. When making decisions to purchase or sell a security, SIMNA Inc. and SIMNA Ltd. also consider a number of factors including sector exposures, interest rate duration, yield and the relationship between yields and maturity dates.

SIMNA Inc. and SIMNA Ltd. may engage actively in transactions involving derivatives in managing the Acquiring Fund. Derivative transactions may include exchange-traded or over-the-counter derivatives, such as swap contracts including interest rate swaps, total return swaps, and credit default swaps, and futures contracts and options on futures (typically for the purposes of interest rate or other risk management or as a substitute for direct investment), and foreign currency exchange transactions, including currency futures, forwards, and option transactions (typically to hedge against changes in the values of currencies in which investments are denominated). The notional value of the Acquiring Fund’s investments in derivatives that provide exposure comparable, in the judgment of the adviser, to investments in fixed income securities may be counted toward satisfaction of the 80% policy described above.

The Target Fund may engage in active and frequent trading of portfolio securities in seeking to achieve its investment objective.	The Acquiring Fund may engage in active and frequent trading of portfolio securities in seeking to achieve its investment objective.

Comparison of Principal Risks of Investing in the Funds

The principal risks of investing in the Acquiring Fund are discussed below. The principal risks of the Acquiring Fund are substantially similar to the principal risks of the Target Fund, because the principal investment strategies of the Acquiring Fund are substantially similar to the principal investment strategies of the Target Fund.

•	Active Investment Management Risk: The risk that, if the Adviser's and the Sub-Adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money.

•	Market Risk: the risk that the markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities, particularly fixed income securities, may be difficult to value during such periods.

•	Debt Securities Risk: investing in debt securities may expose the Fund to “Credit Risk,” “Interest Rate Risk,” “Valuation Risk,” and “Inflation/Deflation Risk,” among other risks.

•	Interest Rate Risk: fixed income, or debt, securities generally decline in value in response to increases in interest rates; in addition, as interest rates fall, borrowers may prepay their obligations, generally requiring the recipients to reinvest those payments in instruments paying interest at lower rates. Generally, the higher a debt security’s duration, the greater its price sensitivity to a change in interest rates.

•	Credit Risk: the ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal will affect the security’s value.

•	Rating Agencies Risk: ratings reflect only the views of the originating rating agencies. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances warrant. A downward revision or withdrawal of such ratings, or both, may have an effect on the liquidity or market price of the securities in question.

•	Inflation/Deflation Risk: the value of the Fund’s investments may decline as inflation reduces the value of money; conversely, if deflation reduces prices throughout the economy there may be an adverse effect on the creditworthiness of issuers in whose securities the Fund invests.

•	Mortgage-Backed and Asset-Backed Securities Risk: investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

•	Municipal Securities Risk: economic, political or regulatory changes may impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund’s municipal securities. Interest and principal on some municipal securities are payable only out of limited income or revenue streams.

•	U.S. Government Securities Risk: securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government may not be supported by the full faith and credit of the United States; investing in such securities may involve interest rate and mortgage and asset-backed securities risks.

•	Liquidity Risk: at times, the Fund may be invested in illiquid securities that may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times. Investments in foreign securities tend to have greater exposure to liquidity risk.

•	Portfolio Turnover Risk: if the Fund frequently trades its securities, this will increase transaction costs, may result in taxable capital gains, and may lower investment performance.

•	Counterparty Risk: a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

•	Valuation Risk: certain securities may be difficult to value, and there can be no assurance that the valuation placed on a security held by the Fund will reflect that actual price at which the security might be sold in a market transaction.

•	Large Shareholder Risk: certain account holders may from time to time own or control a significant percentage of the Fund’s shares. The Fund is subject to the risk that a redemption by large shareholders of all or a portion of their Fund shares or a purchase of Fund shares in large amounts and/or on a frequent basis, including as a result of asset allocation decisions, will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser and the Sub-Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs and/or lead to the liquidation of the Fund.

•	Foreign Securities Risk: investments in non-U.S. issuers may be affected by adverse political, regulatory, economic, market or other developments affecting issuers located in foreign countries, by currency exchange rates or regulations, or by foreign withholding taxes.

•	Derivatives Risk: investing in derivative instruments, including swap contracts, futures contracts, options, including options on futures, and forward contracts, may be considered speculative and involves leverage, liquidity, credit, interest rate and valuation risks and the risk of losing more than the principal amount invested. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index.

•	LIBOR Replacement Risk: The elimination of the London Inter-Bank Offered Rate (“LIBOR”) may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

•	Leverage Risk: the use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet any required asset segregation requirements.

•	Convertible Securities Risk: debt securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities.

•	“To Be Announced” Transactions Risk: TBA transactions may create investment leverage; the ability of the Fund to benefit from its investment in a TBA transaction will depend on the ability and willingness of its counterparty to perform its obligations to the Fund.

•	Loan Risk: investments in loans are generally subject to the same risks as investments in other types of debt securities, including, in many cases, investments in high yield/junk bonds. They may be difficult to value and may be illiquid.

•	Investments in Pooled Vehicles Risk: investing in another investment company subjects the Fund to that company’s risks, and, in general, to a pro rata portion of that company’s fees and expenses. Investing in another investment company also involves liquidity risk and valuation risk.

Comparison of Fundamental and Non-Fundamental Investment Restrictions

The 1940 Act requires registered investment companies, such as the Funds, to adopt fundamental policies with respect to concentration of investments in securities of issuers in particular industries, borrowing, issuing senior securities, lending, investments in commodities, investments in real estate, underwriting securities and diversification (if applicable). Fundamental policies cannot be changed without approval by the vote of a majority of the outstanding shares of a Fund. The phrase “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less. Non-fundamental policies may be changed by the Board without shareholder approval. A comparison of the Funds’ fundamental and non-fundamental policies is provided below.

FUNDAMENTAL POLICIES

	Target Fund	Acquiring Fund	Impact of Differences
Concentration	The Target Fund may not purchase any security (other than Government securities, as such term is defined in the 1940 Act) if as a result 25% or more of the Target Fund’s total assets (taken at current value) would be invested in a single industry; for clarity, investments in other investment companies will not be considered to be investments in securities of issuers in any one industry.	The Acquiring Fund may not purchase any security (other than Government securities, as such term is defined in the 1940 Act) if as a result 25% or more of the Acquiring Fund’s total assets (taken at current value) would be invested in a single industry; for clarity, investments in other investment companies will not be considered to be investments in securities of issuers in any one industry.	No material difference

	Target Fund	Acquiring Fund	Impact of Differences
Senior Securities	The Target Fund may not issue any class of securities which is senior to the Target Fund’s shares of beneficial interest, except to the extent the Target Fund is permitted to borrow money or otherwise to the extent consistent with applicable law from time to time.	The Acquiring Fund may issue senior securities to the extent consistent with applicable law from time to time.	No material difference
Borrowing

The Target Fund may not borrow money, except to the extent permitted by applicable law from time to time.

The Target Fund may not purchase securities when outstanding borrowings of money exceed 5% of the Target Fund’s total assets.

The Acquiring Fund may borrow money to the extent permitted by applicable law from time to time.

The Acquiring Fund may not purchase securities when outstanding borrowings of money exceed 5% of the Acquiring Fund’s total assets.

No material difference
Lending	The Target Fund may not make loans, except by purchase of debt obligations or other financial instruments, by entering into repurchase agreements, or through the lending of its portfolio securities.	The Acquiring Fund may make loans to the extent consistent with applicable law from time to time.	The Acquiring Fund is not subject to the lending restrictions imposed by the Target Fund’s fundamental policy. The difference between the policies, however, is not expected to materially impact the operations or management of the Acquiring Fund because the Acquiring Fund has not made loans, and, under normal conditions, does not expect to make loans, other than those permitted by the Target Fund’s fundamental policy.

	Target Fund	Acquiring Fund	Impact of Differences
Commodities	The Target Fund may not purchase or sell commodities or commodity contracts, except that the Target Fund may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions, and except in connection with otherwise permissible options, futures, and commodity activities. (For purposes of this restriction, all swap agreements and other instruments that were not classified as commodities or commodity contracts prior to July 21, 2010 are not deemed to be commodities or commodity contracts.)	The Acquiring Fund may purchase or sell commodities to the extent permitted by applicable law from time to time.	The Acquiring Fund is not subject to the restrictions on the purchase and sale of commodities imposed by the Target Fund’s fundamental policy. The difference between the policies, however, is not expected to materially impact the operations or management of the Acquiring Fund because the Acquiring Fund has not purchased or sold commodities, and, under normal conditions, does not expect to purchase or sell commodities, other than as permitted by the Target Fund’s fundamental policy.
Real Estate	The Target Fund may not purchase or sell real estate or interests in real estate, including real estate mortgage loans, although the Target Fund may purchase and sell securities that are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts. (For purposes of this restriction, investments by the Target Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans.)	The Acquiring Fund may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.	No material difference
Underwriting	The Target Fund may not act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.	The Acquiring Fund may not act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities or in connection with the purchase of securities directly from the issuer thereof, it may be deemed to be an underwriter under certain federal securities laws.	No material difference

	Target Fund	Acquiring Fund	Impact of Differences
Diversification	The Target Fund may not, as to 75% of its total assets, purchase any security (other than Government securities, as such term is defined in the 1940 Act, and securities of other investment companies), if as a result more than 5% of the Target Fund’s total assets (taken at current value) would then be invested in securities of a single issuer or the Target Fund would hold more than 10% of the outstanding voting securities of such issuer.	The Acquiring Fund may not, as to 75% of its total assets, purchase any security (other than Government securities, as such term is defined in the 1940 Act, and securities of other investment companies), if as a result more than 5% of the Acquiring Fund’s total assets (taken at current value) would then be invested in securities of a single issuer or the Acquiring Fund would hold more than 10% of the outstanding voting securities of such issuer.	No material difference

NON-FUNDAMENTAL POLICIES

	Target Fund	Acquiring Fund	Impact of Differences
Short Sales	The Target Fund may engage in short sales of securities as described in the Funds’ SAI from time to time, although the Target Fund does not normally invest substantially in short sales.	None	The Acquiring Fund is not subject to the Target Fund’s non-fundamental policy regarding short sales, but the lack of such non-fundamental policy is not expected to materially impact the operations or management of the Acquiring Fund because the Acquiring Fund may engage in short sales of securities to the same extent as permitted by the Target Fund’s non-fundamental policy.

	Target Fund	Acquiring Fund	Impact of Differences
Pledging Assets	The Target Fund may pledge up to one-third of its assets in connection with permissible borrowings by the Target Fund.	The Acquiring Fund may pledge up to one-third of its assets in connection with permissible borrowings by the Acquiring Fund.	No difference
Investments for the Purpose of Exercising Control	The Target Fund will not invest in other companies for the purpose of exercising control of those companies.	None	The Acquiring Fund is not subject to the Target Fund’s non-fundamental policy regarding investments for the purpose of exercising control, but the lack of such non-fundamental policy is not expected to materially impact the operations or management of the Acquiring Fund because the Acquiring Fund has not made, and, under normal conditions, does not expect to make, investments for the purpose of exercising control prohibited by the Target Fund’s non-fundamental policy.

The Funds may be subject to other investment restrictions that are not identified above. A full description of the Funds’ investment policies and restrictions may be found in the Prospectuses and the SAIs.

Comparison of Shareholder Rights

The rights of the shareholders of the Acquiring Fund and the rights of the shareholders of the Target Fund are the same.

THE REORGANIZATION

Summary of Agreement and Plan of Reorganization

The terms and conditions under which the Reorganization is expected to be consummated are set forth in the Agreement, a copy of which is attached as Exhibit B to this Information Statement/Prospectus. A summary of all material provisions of the Agreement is provided below, and should be read carefully.

The assets of the Target Fund will be delivered to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Target Fund and delivery by the Acquiring Fund to the Target Fund for further delivery to the holders of record as of the Effective Time (as defined below) of the issued and outstanding shares of the Target Fund of a number of Investor Shares of the Acquiring Fund (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of the Target Fund so transferred.

The Target Fund and the Acquiring Fund will be required to make representations and warranties that are customary in matters such as the Reorganization.

If all of the closing conditions set forth in the Agreement are satisfied or waived, consummation of the Reorganization (the “Closing”) is expected to occur on or around June __, 2020 (the “Closing Date”), immediately prior to the opening of regular trading on the NYSE on the Closing Date (the “Effective Time”).

As soon as reasonably practicable after the Closing, the outstanding shares of the Target Fund will be terminated in accordance with its governing documents and applicable law.

The obligations of the Acquiring Fund and the Target Fund are subject to the following conditions, among others:

•	the Acquiring Fund Registration Statement on Form N-14 (the “N-14 Registration Statement”) under the U.S. Securities Act of 1933, as amended, shall have been filed with the SEC and such N-14 Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the N-14 Registration Statement shall have been issued;

•	the Acquiring Fund and Target Fund have each delivered an officer’s certificate certifying that all agreements and commitments set forth in the Agreement have been satisfied; and

•	the Acquiring Fund and Target Fund shall each have received a legal opinion that the consummation of the transactions contemplated by the Agreement will not result in the recognition of gain or loss for federal income tax purposes for the Target Fund or its shareholders or the Acquiring Fund.

The Agreement may be terminated and the Reorganization may be abandoned at any time prior to Closing by mutual agreement of the Target Fund and the Acquiring Fund. The Agreement may be amended or modified in a writing signed by the parties to the Agreement.

Board Considerations in Approving the Reorganization

In reaching the decision to approve the Reorganization at meetings held on December 12, 2019 and March 19, 2020 (the “Board Meetings”), the Board, including the trustees who are not “interested persons” (as that term is defined by Section 2(a)(19) of the 1940 Act) (the “Independent Trustees”), unanimously determined that participation of the Target Fund in the Reorganization is in the best interests of the shareholders of the Target Fund and will not result in dilution of such shareholders’ interests. The Trustees’ determinations were based on a comprehensive set of information provided to them in connection with the Board Meetings and prior meetings. During their review, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee may have attributed different weights to various factors. The factors considered by the Trustees during their evaluation included the following:

1.	The Funds have substantially the same investment objective and substantially similar principal investment strategies and principal risks.

2.	The Funds’ portfolio management teams are the same, and the portfolio managers are expected to continue to manage the Acquiring Fund following the Reorganization.

3.	The management fee rate for the Acquiring Fund will be the same as that of the Target Fund. The total annual fund operating expenses, before fee waivers, of the Acquiring Fund are expected to be less than those of the Target Fund, and the total annual fund operating expenses, after fee waiver and/or expense reimbursement, of the Acquiring Fund will be the same as those of the Target Fund.

4.	The Reorganization will combine two smaller funds into a larger combined fund, which is expected to have greater potential for future economies of scale that could benefit shareholders if certain fixed costs can be spread across a larger asset base. There can be no guarantee, however, that these expected results will be achieved.

5.	Other than brokerage or similar costs or transfer taxes incurred on purchases and sales of portfolio securities in connection with the Reorganization and other tax costs, if any, of the sale of portfolio securities of the Target Fund, SIMNA Inc. or an affiliate are bearing the costs of the Reorganization.

6.	The Reorganization is expected to qualify as a “reorganization” within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (“Code”), and, therefore, shareholders generally will not recognize gain or loss for federal income tax purposes on the exchange of shares of the Target Fund for Investor Shares of the Acquiring Fund. There may, however, be certain tax costs to the Target Fund or its shareholders resulting from certain sales of portfolio securities by the Target Fund. See “Costs of Reorganization.”

7.	Shareholders who do not wish to become shareholders of the Acquiring Fund may redeem their shares from the Target Fund at any time before the Reorganization.

The Board, including a majority of its Independent Trustees, also determined that the Reorganization will be in the best interests of the Acquiring Fund and its shareholders, and that the interests of the shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization.

Federal Income Tax Considerations

The following is a general summary of the material U.S. federal income tax considerations of the Reorganization and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-deferred account.

•	The acquisition by the Acquiring Fund of all of the assets of the Target Fund, as provided for in the Agreement, in exchange for Investor Shares of the Acquiring Fund (including fractional shares, if any) and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Investor Shares of the Acquiring Fund (including fractional shares to which they may be entitled, if any) in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

•	No gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to, and the assumption of all of its liabilities by, the Acquiring Fund in exchange solely for Investor Shares of the Acquiring Fund pursuant to Section 361(a) and Section 357(a) of the Code, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized (i) as a result of the closing of the Target Fund’s taxable year or (ii) upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.

•	No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Target Fund in exchange solely for the assumption of the liabilities of the Target Fund and issuance of the Investor Shares of the Acquiring Fund pursuant to Section 1032(a) of the Code.

•	No gain or loss will be recognized by the Target Fund upon the distribution of Investor Shares of the Acquiring Fund by the Target Fund to shareholders of the Target Fund in complete liquidation (in pursuance of the Agreement) of the Target Fund pursuant to Section 361(c)(1) of the Code.

•	The tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the transfer of such assets, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer pursuant to Section 362(b) of the Code.

•	The holding periods of the assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code, other than assets with respect to which gain or loss is required to be recognized and except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset.

•	No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund shares solely for Investor Shares of the Acquiring Fund (including fractional shares to which they may be entitled) pursuant to Section 354(a) of the Code.

•	The aggregate tax basis of Investor Shares of the Acquiring Fund received by a shareholder of the Target Fund (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

•	The holding period of the Investor Shares of the Acquiring Fund received by a shareholder of the Target Fund (including fractional shares to which they may be entitled) will include the holding period of the Target Fund shares exchanged therefor, provided that the shareholder held the Target Fund shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.

Neither the Target Fund nor the Acquiring Fund has requested nor will request an advance ruling from the IRS as to the federal tax consequences of the Reorganization. As a condition to Closing, Morgan, Lewis & Bockius LLP will render a favorable opinion to the Target Fund and the Acquiring Fund as to the foregoing federal income tax consequences of the Reorganization, which opinion will be conditioned upon, among other things, the accuracy, as of the Closing Date, of certain representations of the Target Fund and the Acquiring Fund upon which Morgan, Lewis & Bockius LLP will rely in rendering its opinion. Such opinion will be conditioned upon the performance by the Target Fund and the Acquiring Fund of their respective undertakings in the Agreement and upon the representation letters provided by officers of the Funds to Morgan, Lewis & Bockius LLP. A copy of the opinion will be filed with the SEC and will be available for public inspection.

Opinions of counsel are not binding upon the IRS or the courts. If the Reorganization is consummated but the IRS or the courts determine that the Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between its tax basis in the Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives.

Immediately prior to the Closing Date, the Target Fund will declare and pay a dividend to its shareholders that, together with all previous dividends for the taxable year, is intended to have the effect of distributing to Target Fund shareholders all of the Target Fund’s investment company taxable income (computed without regard to the deduction for dividends paid), net capital gain (taking into account available capital loss carryforwards), if any, and net tax-exempt income, if any, for the taxable year ending on the Closing Date. Any such distribution generally will be taxable to Target Fund shareholders.

The tax attributes, including capital loss carryovers, of the Target Fund will move to the Acquiring Fund in the Reorganization. On October 31, 2019, the Acquiring Fund had no capital loss carryforwards, and the Target Fund had a capital loss carryforward of $3.6 million. Utilization of capital loss carryforwards of the Target Fund will be subject to limitations because of an ownership change. Because of these limitations, the capital losses of the Target Fund may expire without being utilized. Additionally, if a Fund has built-in gains at the time of the Reorganization that are realized by the combined Fund in the five-year period following the Reorganization, such built-in gains, when realized, may not be offset by the losses (including any capital loss carryovers and “built-in losses”) of the other Fund.

Significant holders of shares of the Target Fund (generally, those holders that own at least 1% of the total outstanding stock (by vote or value) of the Target Fund or that own Target Fund securities with an aggregate basis of $1 million or more immediately prior to the Reorganization) generally will be required to attach a statement to their U.S. federal income tax return for the year in which the Reorganization occurs that contains the information listed in U.S. Treasury Regulation 1.368-3(b).

If you acquired different blocks of shares of the Target Fund at different times or for different prices, you should consult your tax advisor concerning the treatment of the basis and holding period for the different blocks of stock in the Reorganization. You should also consult your tax adviser regarding the U.S. federal income tax consequences to you, if any, of the Reorganization in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Reorganization because this discussion is only a general summary of certain federal income tax consequences.

Costs of the Reorganization

SIMNA Inc. or an affiliate will pay all of the direct costs of the Reorganization, including costs associated with the preparation, printing and distribution of this Information Statement/Prospectus, legal fees, accounting fees and transfer agent and custodian conversion costs. However, the Target Fund will pay the brokerage or other transaction costs, including capital gains taxes and transfer taxes for foreign securities, incurred by it in connection with the proposed alignment of the Target Fund’s portfolio holdings with the Acquiring Fund’s investment strategies and the transfer of the Target Fund’s portfolio holdings to the Acquiring Fund. Based on the information available as of the date of this Information Statement/Prospectus, including information regarding SIMNA Inc.’s and SIMNA Ltd.’s alignment of the Target Fund’s portfolio holdings with the Acquiring Fund’s investment strategies and information regarding the Target Fund’s portfolio holdings in certain foreign countries that do not permit in-kind transfers of securities, the Target Fund is expected to reposition approximately [XX]% of its portfolio, and pay approximately $[XX] ($[XX] per share) in brokerage and other transaction costs, in connection with the Reorganization, the actual brokerage and other transaction costs will vary depending upon market conditions, shareholder activity, the portfolio holdings of the Target Fund and the Acquiring Fund, and the specific securities sold and/or transferred to the Acquiring Fund.

The sale of certain of the Target Fund’s portfolio holdings in connection with the alignment of the Target Fund’s portfolio holdings with the Acquiring Fund’s investment strategies and the transfer of the Target Fund’s portfolio holdings to the Acquiring Fund may also result in the realization of capital gains by the Target Fund that, to the extent not offset by capital losses, would be distributed to shareholders, and those distributions would be taxable to shareholders who hold shares in taxable accounts. Based on the information available as of the date of this Information Statement/Prospectus, including information regarding SIMNA Inc.’s and SIMNA Ltd.’s proposed alignment of the Target Fund’s portfolio holdings with the Acquiring Fund’s investment strategies and information regarding the Target Fund’s portfolio holdings in certain foreign countries that do not permit in-kind transfers of securities, the Target Fund is expected to realize approximately $[XX] ($[XX] per share) in capital gains in connection with the Reorganization.

The actual tax consequences of any sale of portfolio holdings will vary depending upon market conditions, shareholder activity, the portfolio holdings of the Target Fund and the Acquiring Fund, the specific securities sold, the Target Fund’s other gains and losses, and the Target Fund’s ability to use any available capital loss carryforwards. As of October 31, 2019, the Target Fund had $3.6 million in capital loss carryforwards.

OTHER MATTERS

Share Ownership by Large Shareholders, Management and Trustees

A list of the name, address, and percent ownership of each person who, as of April __, 2020 (the “Record Date”), to the knowledge of the Target Fund, owned 5% or more of the outstanding shares of the Target Fund can be found at Exhibit A.

[To the best of the knowledge of the Trust, the ownership of the Target Fund by executive officers and Trustees of the Target Fund as a group constituted less than 1% of the shares of the Target Fund as of the Record Date.]

Capitalization

The following table shows the capitalization of the Target Fund as of October 31, 2019 and the capitalization of the Investor Shares of the Acquiring Fund on a pro forma combined basis (unaudited) as of October 31, 2019, giving effect to the Reorganization. The following is an example of the number of Investor Shares of the Acquiring Fund that would be exchanged for the shares of the Target Fund if the Reorganization was consummated on October 31, 2019, and does not reflect the number of shares or value of shares that would actually be received if the Reorganization occurred on the Closing Date.

The capitalizations of the Target Fund and the Acquiring Fund are likely to be different on the Closing Date as a result of daily share purchase, redemption, and market activity.

	Target Fund	Acquiring Fund(1)	Pro Forma Adjustments	Pro Forma Combined
Net Assets	$42,626,592	$62,427,332	$31,027(2)	$105,084,951
Shares Outstanding	4,232,176	5,980,952	6,198,090(3)	10,430,266
Net Asset Value Per Share	$10.07	$10.44	$—	$10.08

(1)	Data reflects R6 shares. Investor Shares of the Acquiring Fund have not yet commenced operations.
(2)	$10,617 adjustment in sub-admin fees reflects the consolidation of fees. $16,135 adjustment in audit fees reflects the consolidation of audit fees. $4,275 adjustment in professional fees reflects the consolidation of professional fees.
(3)	6,198,090 shares adjustment reflect the conversion of the Target Fund into the Acquiring Fund.

Shareholder Proposals

The Trust is organized as a voluntary association under the laws of the Commonwealth of Massachusetts. As such, the Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the Investment Company Act of 1940, as amended (the “1940 Act”) or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders of the Trust who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future information statement. Submission of a proposal does not necessarily mean that such proposal will be included in the Trust’s proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

Shareholders Sharing the Same Address

If two or more shareholders share the same address, only one copy of this Information Statement is being delivered to that address, unless the Trust has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Trust will deliver promptly a separate copy of this Information Statement to a shareholder at a shared address. Please call 1.800.464.3108 if you would like to (1) receive a separate copy of this proxy statement; (2) receive your annual reports, semi-annual reports or information statements separately in the future; or (3) request delivery of a single copy of annual reports, semi-annual reports or information statements if you are currently receiving multiple copies at a shared address. From outside the United States, please call 617.483.500 and ask to speak with a representative of the Schroder Mutual Funds.

EXHIBIT A

OWNERSHIP OF THE TARGET FUND

Significant Holders

The following table shows, as of the Record Date, the accounts of the Target Fund that own of record 5% or more of the Target Fund. Unless otherwise indicated, the Trust has no knowledge of beneficial ownership.

Shareholders Name and Address	Total Shares	Percentage
[XX]	[XX]	[XX]

A-1

EXHIBIT B

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is adopted as of this [XX]th day of [XX], 2020 by and among (i) Schroder Series Trust, a Massachusetts voluntary association (commonly known as a business trust) (“Trust”), on behalf of its series, the Schroder Total Return Fixed Income Fund (“Target Fund”); (ii) the Trust, on behalf of its series, the Schroder Core Bond Fund (“Acquiring Fund,” and, together with the Target Fund, the “Funds,” and each, a “Fund”); and (iii) solely for the purposes of Sections 4.3 and 9.2, Schroder Investment Management North America Inc. (“Adviser”), investment adviser of each Fund. Other than the Target Fund and the Acquiring Fund, no other series of the Trust are parties to this Agreement.

WHEREAS, the parties hereto intend for the Acquiring Fund and the Target Fund to enter into a transaction pursuant to which: (i) the Acquiring Fund will acquire all of the Assets (as defined in Section 1.1(b)) and assume all of the Liabilities (as defined in Section 1.1(c)) of the Target Fund in exchange solely for Investor Shares of the Acquiring Fund (“Acquiring Fund Shares”) of equal value to the net assets of the Target Fund (determined as of the Valuation Time (as defined in Section 2.1(e)), and (ii) the Target Fund will subsequently distribute such Acquiring Fund Shares (which shall then constitute all of the assets of the Target Fund) to shareholders of the Target Fund, in complete liquidation and termination of the Target Fund, as provided herein (“Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Trust is an open-end management investment company registered with the Securities and Exchange Commission (“Commission”); and

WHEREAS, it is intended that, for United States federal income tax purposes (i) the transaction contemplated by this Agreement constitutes a “reorganization” within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (“Code”) and the Treasury Regulations thereunder, and (ii) this Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1) of the Code and Treasury Regulation Section 1.368-2(g).

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.	DESCRIPTION OF THE REORGANIZATION

1.1. The Acquiring Fund and the Target Fund agree to take the following steps with respect to the Reorganization:

(a) The Target Fund shall transfer all of its Assets, as defined in Section 1.1(b), to the Acquiring Fund, and the Acquiring Fund in exchange therefor shall assume the Liabilities, as defined in Section 1.1(c), and deliver to the Target Fund the number of full and fractional Acquiring Fund Shares determined in the manner set forth in Section 2.

(b) The assets of the Target Fund to be transferred to the Acquiring Fund shall consist of all assets, property, and goodwill including, without limitation, all cash, securities, commodities and futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries) and dividends or interest receivable that are owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date (collectively, “Assets”).

(c) The Target Fund will endeavor to discharge all of its liabilities and obligations prior to the Closing Date, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. The Acquiring Fund shall assume all of the liabilities of the Target Fund, whether accrued or contingent, known or unknown, existing at the Closing Date (collectively, “Liabilities”).

(d) As soon as reasonably practicable after the Closing, the Target Fund will distribute to its shareholders of record (“Target Fund Shareholders”) the Acquiring Fund Shares received by the Target Fund pursuant to Section 1.1(a) on a pro rata basis, and the Target Fund will as promptly as practicable thereafter completely liquidate and dissolve. Such distribution and liquidation will be accomplished, with respect to the Target Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. At the Closing, any outstanding certificates representing shares of the Target Fund will be cancelled. The Acquiring Fund shall not issue certificates representing shares in connection with such exchange, irrespective of whether Target Fund Shareholders hold their Target Fund shares in certificated form.

(e) Ownership of Acquiring Fund Shares will be shown on its books, as such are maintained by the Acquiring Fund’s transfer agent.

(f) All books and records of the Target Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (“1940 Act”), and the rules and regulations thereunder, shall be turned over to the Acquiring Fund as soon as practicable after the Closing Date.

2.	VALUATION

2.1. With respect to the Reorganization:

(a) The net value of the Target Fund’s Assets to be acquired by the Acquiring Fund hereunder shall be computed as of the Valuation Time (defined below) by calculating the value of the Assets, which shall reflect the declaration of any dividends, and subtracting therefrom the amount of the Liabilities using the valuation procedures established by the Trust’s Board of Trustees (“Valuation Procedures”).

(b) The number of Acquiring Fund Shares (including fractional shares, if any, rounded to the nearest thousandth) issued by the Acquiring Fund in exchange for the Target Fund’s Assets shall equal the number of shares of the Target Fund outstanding as of Valuation Time.

(c) The net asset value per share of the Acquiring Fund Shares issued in connection with the Reorganization shall be determined to the nearest full cent as of the Valuation Time by dividing the net value of the Target Fund’s Assets (described in Section 2.1(a)) by the number of Acquiring Fund Shares issued in connection with the Reorganization (described in Section 2.1(b)).

(d) All computations of value shall be made by the Trust’s administrator using the Valuation Procedures, and shall be subject to confirmation by the Trust’s independent registered public accounting firm upon the reasonable request of either Fund.

(e) “Valuation Time” shall mean immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) on the Valuation Date.

(f) “Valuation Date” shall mean the business day next preceding the Closing Date.

3.	CLOSING AND CLOSING DATE

3.1. The Reorganization shall close on [XX], 2020 or such other date as the parties may agree (“Closing Date”). All acts taking place at the closing of the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately prior to the opening of regular trading on the NYSE on the Closing Date unless otherwise agreed to by the parties (“Closing Time”). The Closing of the Reorganization may be held in person, by facsimile, email or such other communication means as the parties may agree.

3.2. With respect to the Reorganization:

(a) The Target Fund’s portfolio securities, investments or other assets that are represented by a certificate or other written instrument shall be transferred and delivered by the Target Fund as of the Closing Date to the Acquiring Fund’s custodian (“Custodian”) for the account of the Acquiring Fund duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof. The Target Fund shall direct the Custodian, which also serves as the custodian for the Target Fund, to deliver to the account of the Acquiring Fund as of the Closing Date by book entry, in accordance with customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under 1940 Act) in which the Assets are deposited, the Target Fund’s portfolio securities and instruments so held. The cash to be transferred by the Target Fund shall be delivered by wire transfer of federal funds or other appropriate means on the Closing Date. If the Target Fund is unable to make such delivery on the Closing Date in the manner contemplated by this Section for the reason that any of such securities or other investments purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to said undelivered securities or other investments if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund, such as brokers’ confirmation slips.

(b) The Target Fund shall direct the Custodian to deliver, at the Closing or promptly thereafter, a certificate of an authorized officer stating that, except as permitted by Section 3.2(a), the Assets have been delivered in proper form to the Acquiring Fund no later than the Closing Time on the Closing Date. The Target Fund shall be responsible for paying all necessary taxes in connection with the delivery of the Assets, including, but not limited to, all capital gains taxes and all applicable Federal, state and foreign stock transfer stamps, if any, and shall deliver, at the Closing or promptly thereafter, a certificate of an authorized officer of the Target Fund stating that all such taxes have been paid or provision for payment has been made.

(c) At such time prior to the Closing Date as the parties mutually agree, the Target Fund shall provide (i) instructions and related information to the Acquiring Fund or its transfer agent with respect to the Target Fund Shareholders, including names, addresses, dividend reinvestment elections and tax withholding status of the Target Fund Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary) and (ii) the information and documentation maintained by the Target Fund or its agents relating to the identification and verification of the Target Fund Shareholders under the USA PATRIOT ACT and other applicable anti-money laundering laws, rules and regulations and such other information as the Acquiring Fund may reasonably request.

(d) The Target Fund shall direct the transfer agent for the Target Fund (“Transfer Agent”) to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records, as provided to the Acquiring Fund, contain the names and addresses of the Target Fund Shareholders and the number of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide other evidence reasonably satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

(e) In the event that on the Valuation Date or the Closing Date (i) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (ii) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Trust or the authorized officers of the Trust, accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing Date shall be postponed until the second business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1. The Trust, on behalf of itself or, where applicable, the Target Fund represents and warrants to the Acquiring Fund as follows:

(a) The Target Fund is duly organized as a series of the Trust, which is a Massachusetts voluntary association (commonly known as a business trust) duly formed, validly existing, and in good standing under the laws of The Commonwealth of Massachusetts, with power under its Agreement and Declaration of Trust and By-Laws, each as amended and as currently in effect (“Governing Documents”) to own all of its Assets, to carry on its business as it is now being conducted and to enter into this Agreement and perform its obligations hereunder. As used in this Agreement, the term “good standing under the laws of The Commonwealth of Massachusetts” means (i) having filed a copy of the Trust’s Agreement and Declaration of Trust pursuant to Chapter 182 of the General Laws of The Commonwealth of Massachusetts (“Chapter 182”), (ii) having filed the necessary certificates required to be filed under Chapter 182, (iii) having paid the necessary fees due thereon and (iv) being authorized to exercise in The Commonwealth of Massachusetts all of the powers recited in the Trust’s Agreement and Declaration of Trust and to transact business in The Commonwealth of Massachusetts;

(b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the issued and outstanding shares of the Target Fund under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect;

(c) No consent, approval, authorization, or order of any court, governmental authority or the Financial Industry Regulatory Authority (“FINRA”) is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date, under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act and state securities laws;

(d) The current prospectus and statement of additional information of the Target Fund and each prospectus and statement of additional information of the Target Fund used at all times between the commencement of operations of the Target Fund and the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) The Target Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Target Fund’s prospectus and statement of additional information;

(f) Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund, the Target Fund will on the Closing Date have good title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good title thereto, free of adverse claims and subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the 1933 Act, provided that, if disclosed in writing to the Acquiring Fund, the Acquiring Fund will acquire Assets that are segregated as collateral for the Target Fund’s derivative positions, if any, including without limitation, as collateral for swap positions and as margin for futures positions, if any, subject to such segregation and liens that apply to such Assets;

(g) The Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of the Governing Documents or a material violation of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund is a party or by which it is bound;

(h) Except as otherwise disclosed in writing to and accepted by or on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body or FINRA is presently pending or, to the Target Fund’s knowledge, threatened against the Target Fund that, if adversely determined, would materially and adversely affect the Target Fund’s financial condition, the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. The Target Fund, without any special investigation or inquiry, knows of no facts that might form the basis for the institution of such proceedings or investigations, and the Target Fund is not a party to or subject to the provisions of any order, decree or judgment of any court, tribunal, arbitrator, governmental body or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i) The financial statements of the Target Fund for the Target Fund’s fiscal year ended October 31, 2019 have been audited by the independent registered public accounting firm identified in the Target Fund’s prospectus or statement of additional information included in the Target Fund’s registration statement on Form N-1A. Such statements were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j) Since October 31, 2019, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business. For purposes of this paragraph, a decline in net asset value due to declines in market value of securities held by the Target Fund, the redemption of Target Fund shares held by shareholders of the Target Fund or the discharge of the Target Fund’s ordinary course liabilities shall not constitute a material adverse change;

(k) On the Closing Date, all Returns (as defined below) of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) (whether or not shown on any such Returns) shall have been paid or provision has been made for the payment thereof. To the Target Fund’s knowledge, no such Return is currently under audit by any Federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; the Target Fund is not liable for taxes of any person other than itself (excluding in its capacity as withholding agent) and is not a party to any tax sharing or allocation agreement; and adequate provision has been made in the Target Fund’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Return” means reports, returns, information returns, elections, agreements, declarations, or other documents of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto);

(l) The Target Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. The Target Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. The Target Fund is not (and will not be as of the Closing Date) classified as a partnership, and instead is (and will be as of the Closing Date) classified as an association that is subject to tax as a corporation for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service or is a “publicly traded partnership” (as defined in Section 7704(b) of the Code) that is treated as a corporation for federal tax purposes. The Target Fund will qualify as a regulated investment company as of the Closing Date and will have satisfied as of the close of its most recent prior quarter of its taxable year, the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d)(1) of the Code. The Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a regulated investment company under the Code. The consummation of the transactions contemplated by the Agreement will not cause the Target Fund to fail to be qualified as a regulated investment company as of the Closing Date. The Target Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

(m) The Target Fund has not received written notification from any tax authority that asserts a position contrary to any of the representations in paragraphs (k) or (l) of this Section 4.1;

(n) All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws;

(o) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Trust, on behalf of the Target Fund, and subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(p) The information provided by the Target Fund for use in the N-14 Registration Statement (as defined in Section 5.1(b)) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, as of the date provided through the Closing Date; provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein;

(q) The books and records of the Target Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund;

(r) The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(s) The Target Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury regulations thereunder;

(t) The Target Fund has no unamortized or unpaid organizational fees or expenses;

(u) Except as otherwise disclosed in writing to and accepted by or on behalf of the Acquired Fund, the Target Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

(v) The Target Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest, including but not limited to those related to shareholder cost basis reporting pursuant to Sections 1012, 6045, 6045A and 6045B of the Code and related Treasury regulations, and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder;

(w) The Acquiring Fund Shares to be issued pursuant to the terms of this Agreement are not being acquired by the Target Fund for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement;

(x) The Target Fund has maintained since its formation its October 31 fiscal year-end for U.S. federal income tax purposes, and has never changed its October 31 fiscal year-end for U.S. federal income tax purposes, by for example, filing IRS Form 1128 “Application to Adopt, Change, or retain a Tax Year;”

(y) The Target Fund has satisfied (i) all federal, state and local tax liabilities (including federal income and excise taxes) for taxes due and payable, and (ii) its calendar year 2019 excise tax and October 31, 2019 income tax distribution requirements. The Target Fund has not filed a federal Section 6662 Disclosure Statement with respect to any return; and

(z) The Target Fund does not currently hold any property that it received directly or indirectly from a “C corporation,” as defined in Treas. Reg. § 1.337(d)-7(a)(2)(i), in a “conversion transaction” as defined in § 1.337(d) -7(a)(2)(ii) of the Treasury Regulations.

4.2. The Trust, on behalf of itself or, where applicable, the Acquiring Fund represents and warrants to the Target Fund as follows:

(a) The Acquiring Fund is duly organized as a series of the Trust, which is a Massachusetts voluntary association (commonly known as a business trust) duly formed, validly existing, and in good standing under the laws of The Commonwealth of Massachusetts, with power under the Governing Documents to own all of its properties and assets, to carry on its business as it is now being, and as it is contemplated to be, conducted and to enter into this Agreement and perform its obligations hereunder;

(b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the issued and outstanding shares of the Acquiring Fund under the 1933 Act, are in full force and effect;

(c) Prior to the Closing, the registration of the Acquiring Fund Shares to be issued in the Reorganization under the 1933 Act will be in full force and effect;

(d) No consent, approval, authorization, or order of any court, governmental authority or FINRA is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date, under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;

(e) The current prospectuses and statements of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times between the commencement of operations of the Acquiring Fund and the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(f) The Acquiring Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Acquiring Fund’s prospectuses and statements of additional information;

(g) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of the Governing Documents or a material violation of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

(h) Except as otherwise disclosed in writing to and accepted by or on behalf of the Target Fund, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body or FINRA is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. The Acquiring Fund, without any special investigation or inquiry, knows of no facts that might form the basis for the institution of such proceedings or investigations, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court, tribunal, arbitrator, governmental body or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i) The financial statements of the Acquiring Fund for the Acquiring Fund’s fiscal year ended October 31, 2019 have been audited by the independent registered public accounting firm identified in the Acquiring Fund’s prospectuses or statements of additional information included in the Acquiring Fund’s registration statement on Form N-1A. Such statements were prepared in accordance with GAAP, and such statements present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j) Since October 31, 2019, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business. For purposes of this paragraph, a decline in net asset value due to declines in market value of securities held by the Acquiring Fund, the redemption of Acquiring Fund shares held by shareholders of the Acquiring Fund or the discharge of the Acquiring Fund’s ordinary course liabilities shall not constitute a material adverse change;

(k) On the Closing Date, all Returns (as defined in Section 4.1(k)) of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined in Section 4.1(k)) (whether or not shown on any such Returns) shall have been paid or provision has been made for the payment thereof. To the Acquiring Fund’s knowledge, no such Return is currently under audit by any Federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on the Acquiring Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; the Acquiring Fund is not liable for taxes of any person other than itself (excluding in its capacity as withholding agent) and is not a party to any tax sharing or allocation agreement; and adequate provision has been made in the Acquiring Fund’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements;

(l) The Acquiring Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. The Acquiring Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. The Acquiring Fund is not (and will not be as of the Closing Date) classified as a partnership, and instead is (and will be as of the Closing Date) classified as an association that is subject to tax as a corporation for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service or is a “publicly traded partnership” (as defined in Section 7704(b) of the Code) that is treated as a corporation for federal tax purposes. The Acquiring Fund will qualify as a regulated investment company as of the Closing Date and will have satisfied as of the close of its most recent prior quarter of its taxable year, the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d)(1) of the Code. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a regulated investment company under the Code. The consummation of the transactions contemplated by the Agreement will not cause the Acquiring Fund to fail to be qualified as a regulated investment company from and after the Closing. The Acquiring Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

(m) The Acquiring Fund has not received written notification from any tax authority that asserts a position contrary to any of the representations in paragraphs (k) or (l) of this Section 4.2;

(n) No consideration other than the Acquiring Fund Shares (and the Acquiring Fund’s assumption of the Target Fund’s Liabilities) will be issued in exchange for the Target Fund’s Assets in the Reorganization;

(o) All issued and outstanding shares of the Acquiring Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws;

(p) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Trust, on behalf of the Acquiring Fund, and subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(q) The Acquiring Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued, and, upon receipt of the Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Trust;

(r) The Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(s) The Acquiring Fund does not directly or indirectly own, nor on the Closing will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Target Fund;

(t) The Acquiring Fund has no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by the Adviser or an affiliate of the Adviser;

(u) The information provided by the Acquiring Fund for use in the N-14 Registration Statement (as defined in Section 5.1(b)) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, as of the date provided through the Closing Date; provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Target Fund for use therein; and

(v) The books and records of the Acquiring Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Acquiring Fund.

4.3 The Adviser represents and warrants to the Trust, on behalf of each of the Target Fund and the Acquiring Fund, as follows:

(a) The Adviser is a corporation, duly formed, validly existing and in good standing under the laws of the State of Delaware.

(b) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Adviser, and subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Adviser, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(c) The Adviser is not aware of any arrangement whereby it or any affiliated person of the Adviser (within the meaning of the 1940 Act) will receive any compensation directly or indirectly in connection with the Reorganization.

(d) The due diligence materials of the Adviser made available to the Trust, its Board of Trustees, officers, legal counsel and service providers in response to the letter from the Trust to the Adviser dated November 14, 2019 are true and correct in all material respects and contain no material misstatements or omissions.

5.	COVENANTS

5.1. With respect to the Reorganization:

(a) The Acquiring Fund and the Target Fund each: (i) will operate its business in the ordinary course and substantially in accordance with past practices between the date hereof and the Closing Date for the Reorganization, it being understood that such ordinary course of business may include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Acquiring Fund or the Target Fund, as appropriate, in the ordinary course in all material respects.

(b) The parties hereto shall cooperate in preparing, and filing with the Commission, a registration statement on Form N-14 under the 1933 Act which shall properly register the Acquiring Fund Shares to be issued in connection with the Reorganization and include an information statement with respect to the Reorganization (“N-14 Registration Statement”).

(c) The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

(d) The Target Fund will provide the Acquiring Fund with (i) a statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund, (ii) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target Fund with respect to each shareholder, including such information as the Acquiring Fund may reasonably request concerning Target Fund shares or Target Fund Shareholders in connection with the Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury Regulations for all of the shareholders of record of the Target Fund as of the close of business on the Valuation Date, who are to become shareholders of the Acquiring Fund as a result of the transfer of Assets (“Target Fund Shareholder Documentation”), certified by its transfer agent or its President or Vice-President to the best of their knowledge and belief, (iii) the tax books and records of the Target Fund (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treasury Regulation Sections 1.6045A-1 and 1.6045B-1(a))) for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date, and (iv) all FASB ASC 740 (formerly FIN 48) workpapers and supporting statements pertaining to the Target Fund (“FIN 48 Workpapers”). The foregoing information will be provided within such timeframes as is mutually agreed by the parties.

(e) Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement. In particular, the Target Fund covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Target Fund’s Assets and otherwise to carry out the intent and purpose of this Agreement.

(f) Promptly after the Closing, the Target Fund will make one or more liquidating distributions to its shareholders consisting of the Acquiring Fund Shares received at the Closing, as set forth in Section 1.1(d).

(g) It is the intention of the parties that the Reorganization will qualify as a reorganization with the meaning of Section 368(a)(1) of the Code. None of the parties to the Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code. At or before the Closing Date, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Morgan, Lewis & Bockius LLP to render the tax opinion contemplated in this Agreement.

(h) On or before the Closing Date, the Target Fund shall declare and pay a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Target Fund’s investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date (and treating the current taxable year as ending on the Closing Date) the Target Fund will not have any unpaid tax liability under Section 852 of the Code.

(i) Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, Tax Returns relating to tax periods ending on or prior to the Closing Date (whether due before or after the Closing Date), or other documents with the Commission, any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund, except as otherwise is mutually agreed by the parties.

(j) The Target Fund shall deliver to the Acquiring Fund copies of: (i) the federal, state and local income tax returns filed by or on behalf of the Target Fund for the prior three (3) taxable years; and (ii) any of the following that have been issued to or for the benefit of or that otherwise affect the Target Fund and which have continuing relevance: (a) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign tax authority and (b) legal opinions.

(k) The Target Fund agrees that the acquisition of all Assets and assumption of all Liabilities of the Target Fund by the Acquiring Fund includes any right of action against current and former service providers of the Target Fund, such right to survive for the statute of limitation of any such claim. For the avoidance of all doubt, the Target Fund hereby assigns to the Acquiring Fund all rights, causes of action, and other claims against third parties relating to the Target Fund, whether known or unknown, contingent or non-contingent, inchoate or choate, or otherwise.

(l) As promptly as practicable, but in any case within [sixty (60)] days after the Closing Date, the Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, (i) a statement of the earnings and profits and capital loss carryovers of the Target Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Target Fund’s President and Treasurer and (ii) a certificate, signed on its behalf by the President or any Vice President and the Treasurer or any Assistant Treasurer of the Target Fund, as to the adjusted tax basis in the hands of the Target Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such adjusted tax basis as the Acquiring Fund may reasonably request.

(m) The Target Fund agrees that the liquidation of the Target Fund will be effected in the manner provided in the Governing Documents in accordance with applicable law, and that on and after the Closing Date, the Target Fund shall not conduct any business except in connection with its liquidation.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

6.1. The obligations of the Target Fund to consummate the transactions provided for herein shall be subject, at the Target Fund’s election, to the performance by the Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following conditions:

(a) All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

(b) The Acquiring Fund shall have delivered to the Target Fund on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Target Fund and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Acquiring Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

(c) The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund, on or before the Closing Date;

(d) The Target Fund shall have received a favorable opinion of Morgan, Lewis & Bockius LLP, counsel to the Acquiring Fund, dated the Closing Date and in a form satisfactory to the Target Fund, to the following effect:

(i) The Trust is duly formed, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Governing Documents;

(ii) This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the due authorization, execution and delivery of this Agreement by all other parties, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(iii) The Acquiring Fund Shares to be issued for transfer to the Target Fund’s shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and, assuming receipt by the Acquiring Fund of the consideration contemplated hereby, fully paid and nonassessable shares in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

(iv) The execution and delivery of this Agreement did not, and the performance by the Acquiring Fund of its obligations hereunder will not, violate the Governing Documents;

(v) The Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and, to such counsel’s knowledge, its registration with the Commission is in full force and effect;

(vi) Except as disclosed in writing to the Target Fund, such counsel knows of no material legal proceedings pending against the Acquiring Fund; and

(vii) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement except such as have been obtained; and

(e) In connection with the opinions contemplated by Section 6.1(d), it is understood that counsel may reasonably rely upon the representations made in this Agreement as well as certificates of officers of the Acquiring Fund.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

7.1. The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the performance by the Target Fund of all of the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following conditions:

(a) All representations and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

(b) The Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Target Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

(c) The Target Fund shall have delivered to the Acquiring Fund (i) a statement of the Target Fund’s Assets, together with a list of portfolio securities of the Target Fund showing the adjusted tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Target Fund, (ii) the Target Fund Shareholder Documentation, (iii) the FIN 48 Workpapers, and (iv) to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Target Fund;

(d) The Custodian shall have delivered the certificate contemplated by Section 3.2(b), duly executed by an authorized officer of the Custodian;

(e) The Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Fund, on or before the Closing Date;

(f) The Acquiring Fund shall have received a favorable opinion of Morgan, Lewis & Bockius LLP, counsel to the Target Fund, dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

(i) The Trust is duly formed, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted and the Target Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Governing Documents;

(ii) This Agreement has been duly authorized, executed and delivered on behalf of the Target Fund and, assuming the due authorization, execution and delivery of this Agreement by all other parties, is the valid and binding obligation of the Target Fund enforceable against the Target Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(iii) The execution and delivery of this Agreement did not, and the performance by the Target Fund of its obligations hereunder will not, violate the Governing Documents;

(iv) The Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and, to such counsel’s knowledge, its registration with the Commission is in full force and effect;

(v) Except as disclosed in writing to the Acquiring Fund, such counsel knows of no material legal proceedings pending against the Target Fund; and

(vi) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated by this Agreement except such as have been obtained; and

(g) In connection with the opinions contemplated by Section 7.1(f), it is understood that counsel may reasonably rely upon the representations made in this Agreement as well as certificates of officers of the Target Fund.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE TARGET FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, the Acquiring Fund or Target Fund, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. The Board of Trustees of the Trust, on behalf of each of the Acquiring Fund and the Target Fund, shall have approved this Agreement and the transactions contemplated hereby in accordance with Rule 17a-8 under the 1940 Act. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the condition set forth in this Section 8.1;

8.2. On the Closing Date, no action, suit or other proceeding shall be pending or, to the Target Fund’s or the Acquiring Fund’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions;

8.4. The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or known to be contemplated under the 1933 Act; and

8.5. The Target Fund and the Acquiring Fund shall have received on or before the Closing Date an opinion of Morgan, Lewis & Bockius LLP in form and substance reasonably acceptable to the Target Fund and the Acquiring Fund, as to the matters set forth on Schedule 8.5. In rendering such opinion, Morgan, Lewis & Bockius LLP may request and rely upon representations contained in certificates of officers of the Target Fund, the Acquiring Fund and others, and the officers of the Target Fund and the Acquiring Fund shall make available such truthful certificates. The foregoing opinion may state that no opinion is expressed as to any other U.S. federal tax issues (except those set forth in the opinion) and all state, local or foreign tax issues of any kind. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the condition set forth in this Section 8.5.

9.	FEES AND EXPENSES

9.1. The parties hereto represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2. The Adviser, or an affiliate thereof, will bear those expenses relating to the Reorganization as set forth in this Section 9.2, whether or not the Reorganization is consummated. The costs relating to the Reorganization to be borne by the Adviser, or an affiliate thereof, shall include, costs associated with the preparation, printing and distribution of the N-14 Registration Statement for the Reorganization (including the prospectus/information statement contained therein), legal fees, accounting fees, and transfer agent and custodian conversion costs, as applicable. The costs relating to the Reorganization shall not include brokerage or other transaction costs, including capital gains taxes and transfer taxes for foreign securities, incurred in connection with the Reorganization, and such costs shall be borne by the Target Fund. For the avoidance of doubt, neither the Acquiring Fund nor the Target Fund will bear any costs relating to the Reorganization other than as described in this Agreement. Notwithstanding the foregoing, the Adviser will assume or pay only those expenses that are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187), and the shareholders of the Target Fund and the Acquiring Fund will pay their own expenses, if any, incurred in connection with the Reorganization. This Section 9.2 shall survive the termination of this Agreement and the Closing.

10.	ENTIRE AGREEMENT; SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

10.1. Each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by (i) mutual agreement of the Acquiring Fund and the Target Fund; (ii) by either the Acquiring Fund or the Target Fund if one or more other parties shall have materially breached its obligations under this Agreement or made a material misrepresentation herein or in connection herewith; (iii) by the Acquiring Fund if any condition precedent to its obligations set forth herein has not been fulfilled or waived by the Acquiring Fund; or (iv) by the Target Fund if any condition precedent to its obligations set forth herein has not been fulfilled or waived by the Target Fund. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective directors/trustees or officers, except for (i) any such material breach or intentional misrepresentation or (ii) the parties’ respective obligations under Section 9, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12.	AMENDMENTS

This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment.

13.	HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY; SEVERABILITY; EFFECT OF ELECTRONIC DOCUMENTS

13.1. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2. This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts and applicable Federal law, without regard to its principles of conflicts of laws.

13.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.4. This Agreement may be executed in any number of counterparts, each of which shall be considered an original.

13.5. It is expressly agreed that the obligations of the Trust, on behalf of the Acquiring Fund and the Target Fund, hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the property of the applicable Fund, as provided in the Trust’s Agreement and Declaration of Trust. The execution and delivery of this Agreement has been authorized by the Trustees of the Trust, on behalf of the Acquiring Fund and the Target Fund, and this Agreement has been signed by authorized officers of the Trust, acting as such, and neither such authorization by such Trustees, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the applicable Fund, as provided in the Trust’s Agreement and Declaration of Trust. A copy of the Trust’s Agreement and Declaration of Trust is on file at the office of the Secretary of The Commonwealth of Massachusetts.

13.6. Whenever possible, each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.

13.7. A facsimile or electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer or closing document shall have the same effect as if executed in the original by such officer.

14.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:

For the Acquiring Fund or the Target Fund:

Schroder Series Trust

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Attention: Legal Department

For the Adviser:

Schroder Investment Management North America Inc.

7 Bryant Park

1045 Avenue of the Americas

New York, New York 10018

Attention: Legal Department

[Signature page follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as set forth below.

Schroder Series Trust,
on behalf of the Schroder Total Return Fixed Income Fund

By:
Name:
Title:

Schroder Series Trust,
on behalf of the Schroder Core Bond Fund

By:
Name:
Title:

Schroder Investment Management North America Inc.,
solely for the purposes of Sections 4.3 and 9.2

By:
Name:
Title:

Signature Page to Agreement and Plan of Reorganization

Schedule 8.5

Tax Opinions

(i) The acquisition by the Acquiring Fund of all of the assets of the Target Fund, as provided for in the Agreement, in exchange for Acquiring Fund Shares (including fractional shares, if any) and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund Shares (including fractional shares to which they may be entitled, if any) in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(ii) No gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to, and the assumption of all of its liabilities by, the Acquiring Fund in exchange solely for Acquiring Fund Shares pursuant to Section 361(a) and Section 357(a) of the Code, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized (i) as a result of the closing of the Target Fund’s taxable year or (ii) upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.

(iii) No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Target Fund in exchange solely for the assumption of the liabilities of the Target Fund and issuance of the Acquiring Fund Shares pursuant to Section 1032(a) of the Code.

(iv) No gain or loss will be recognized by the Target Fund upon the distribution of Acquiring Fund Shares by the Target Fund to shareholders of the Target Fund in complete liquidation (in pursuance of the Agreement) of the Target Fund pursuant to Section 361(c)(1) of the Code.

(v) The tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the transfer of such assets, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer pursuant to Section 362(b) of the Code.

(vi) The holding periods of the assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code, other than assets with respect to which gain or loss is required to be recognized and except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset.

(vii) No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund shares solely for Acquiring Fund Shares (including fractional shares to which they may be entitled) pursuant to Section 354(a) of the Code.

(viii) The aggregate tax basis of Acquiring Fund Shares received by a shareholder of the Target Fund (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

(ix) The holding period of the Acquiring Fund Shares received by a shareholder of the Target Fund (including fractional shares to which they may be entitled) will include the holding period of the Target Fund shares exchanged therefor, provided that the shareholder held the Target Fund shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.

EXHIBIT C

ACQUIRING FUND FINANCIAL HIGHLIGHTS

The financial highlights below are intended to help you understand the financial performance of the Acquiring Fund since its inception. Certain information reflects financial results for a single Fund share. The total returns represent the total return for an investment in the Acquiring Fund, assuming reinvestment of all dividends and distributions.

The financial highlights have been audited by PricewaterhouseCoopers LLP, independent registered public accountant to the Acquiring Fund. The audited financial statements for the Acquiring Fund and the related independent registered public accountant’s report are contained in the Annual Report. Copies of the Annual Report may be obtained without charge by writing the Funds at P.O. Box 55260, Boston, Massachusetts 02205-5260, or by calling (800) 464-3108. The Annual Report is also available on the following website: www.schroderfunds.com. Because Investor Shares of the Acquiring Fund have not yet commenced operations, the financial highlights shown below for the Acquiring Fund are those of the Fund’s R6 Shares.

For the Years or Period Ended October 31,	Schroder Core Bond Fund R6 Shares
	Year Ended 10/31/19	Since Inception (01/30/2018)
Net Asset Value, Beginning of Period	$9.67	$10.00
Income/(Loss) From Operations:
Net Investment Income (Loss)(1)	$0.29	$0.20
Net Realized and Unrealized Gains (Losses)	$0.79	$(0.34)
Total From Investment Operations	$1.08	$(0.14)
Dividends and Distributions From:
Net Investment Income	$(0.31)	$(0.19)
Net Realized Gain	—	—
Total Distributions	$(0.31)	$(0.19)
Net Asset Value, End of Period	$10.44	$9.67
Total Return	11.27%	(1.38)%
Ratios and Supplemental Data
Net Assets, End of Period ($ Thousands)	$62,427	$38,061
Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements, Excluding Offsets)	0.32%	0.32%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)	0.78%	1.48%
Ratio of Net Investment Income (Loss) to Average Net Assets (Including Waivers, Reimbursements and Offsets)	2.91%	2.74%
Portfolio Turnover Rate	134%	48%

(1)	Per share net investment income (loss) calculated using average shares.

C-1

SUBJECT TO COMPLETION

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STATEMENT OF ADDITIONAL INFORMATION

Schroder Total Return Fixed Income Fund, a series of Schroder Series Trust One Freedom Valley Drive Oaks, Pennsylvania 19456 800-932-7781	Schroder Core Bond Fund, a series of Schroder Series Trust One Freedom Valley Drive Oaks, Pennsylvania 19456 800-932-7781

[XX], 2020

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Information Statement/Prospectus dated [XX], 2020 relating specifically to a transaction whereby all of the assets and liabilities of the Target Fund will be transferred to the Acquiring Fund in exchange for Investor Shares of the Acquiring Fund (the “Information Statement/Prospectus”). Copies of the Information Statement/Prospectus may be obtained at no charge by writing to Schroders Funds, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Table of Contents

Page
General Information	1
Incorporation of Documents by Reference into the Statement of Additional Information	1
Pro Forma Financial Information	2

General Information

Target Fund	Acquiring Fund
Schroder Total Return Fixed Income Fund, a series of Schroder Series Trust	Schroder Core Bond Fund, a series of Schroder Series Trust

This Statement of Additional Information relates to (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Fund by the Acquiring Fund in exchange for Investor Shares of the Acquiring Fund; (b) the distribution of such shares to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund (the “Reorganization”). Further information is included in the Information Statement/Prospectus and in the documents listed below, which are incorporated by reference into this Statement of Additional Information.

Incorporation of Documents by Reference into the Statement of Additional Information

This Statement of Additional Information incorporates by reference the following documents, which have been filed with the Securities and Exchange Commission (the “SEC”) and will be sent to any shareholder requesting this Statement of Additional Information:

1.	Statement of Additional Information dated March 1, 2020 for the Investor Shares of the Target Fund (“Target Fund SAI”);

2.	Statement of Additional Information dated [XX], 2020 for the Investor Shares of the Acquiring Fund (“Acquiring Fund SAI”); and

3.	The audited financial statements and related report of the independent registered public accounting firm included in the Funds’ Annual Report to Shareholders for the fiscal year ended October 31, 2019 (“Annual Report”). No other parts of the Annual Report are incorporated herein by reference.

1

Pro Forma Financial Information

The following unaudited pro forma combined financial statements are intended to present the financial condition and related results of operations of the Target Fund as if the Reorganization had occurred on October 31, 2019. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred on October 31, 2019.

Pro Forma Schedule of Investments (Unaudited)

October 31, 2019

Principal Amount ($)		Value $
CORPORATE OBLIGATIONS – 38.7%
Communication Services – 3.6%
	AT&T
159,000	4.750%, 05/15/46	176,528
81,000	4.500%, 05/15/35	89,355
100,000	4.300%, 02/15/30	109,985
400,000	3.400%, 05/15/25	419,120
196,000	3.000%, 06/30/22	200,213
	Charter Communications Operating LLC
316,000	4.800%, 03/01/50	323,473
	Comcast
95,000	4.700%, 10/15/48	116,987
379,000	3.950%, 10/15/25	415,463
226,000	2.650%, 02/01/30	228,188
	Discovery Communications LLC
210,000	2.950%, 03/20/23	213,905
	Verizon Communications
137,000	4.329%, 09/21/28	156,008
160,000	4.016%, 12/03/29	179,087
279,000	3.258%, VAR ICE LIBOR USD 3 Month+1.100%, 05/15/25	283,797
	Vodafone Group
457,000	2.991%, VAR ICE LIBOR USD 3 Month+0.990%, 01/16/24	461,702
	Walt Disney
479,000	2.000%, 09/01/29	466,996
		3,840,807
Consumer Discretionary – 1.3%
	AutoNation
45,000	4.500%, 10/01/25	48,099
	Cox Communications
227,000	3.150%, 08/15/24	234,755
	Ford Motor Credit LLC
208,000	4.063%, 11/01/24	208,711
	General Motors Financial
315,000	3.700%, 11/24/20	319,690
300,000	3.250%, 01/05/23	303,831
	L Brands
205,000	6.875%, 11/01/35	174,250
	Magna International
54,000	4.150%, 10/01/25	58,482
		1,347,818
Consumer Staples – 3.5%
	Albertsons
17,000	5.875%, 02/15/28	18,148
	Altria Group
752,000	4.800%, 02/14/29	825,566
98,000	4.400%, 02/14/26	105,695
	Anheuser-Busch InBev Worldwide
483,000	4.150%, 01/23/25	528,046
	BAT Capital
65,000	3.557%, 08/15/27	65,364
193,000	3.222%, 08/15/24	195,936
317,000	2.764%, 08/15/22	320,033
	Boston Scientific
116,000	3.450%, 03/01/24	121,774
	Bristol-Myers Squibb
185,000	3.400%, 07/26/29	198,984
	CVS Health
184,000	5.050%, 03/25/48	212,084
243,000	4.300%, 03/25/28	264,296
	PepsiCo
295,000	2.625%, 07/29/29	304,390
	Reynolds American
21,000	5.850%, 08/15/45	23,349
33,000	5.700%, 08/15/35	37,275
	RJ Reynolds Tobacco
401,000	3.750%, 05/20/23	407,757
	Tyson Foods
75,000	3.550%, 06/02/27	80,285
		3,708,982
Energy – 3.3%
	Apache
501,000	4.375%, 10/15/28	497,125
	BP Capital Markets
96,000	2.500%, 11/06/22	97,593
	Canadian Natural Resources
171,000	6.250%, 03/15/38	216,216
	Cenovus Energy
198,000	4.250%, 04/15/27	207,775
	Enbridge
71,000	4.250%, 12/01/26	77,654
	Energy Transfer Partners
85,000	5.250%, 04/15/29	95,607
313,000	3.600%, 02/01/23	321,856
	Enterprise Products Operating LLC
417,000	4.200%, 01/31/50	440,983
	EOG Resources
183,000	2.625%, 03/15/23	186,696
	EQT
197,000	3.900%, 10/01/27	175,557
49,000	3.000%, 10/01/22	46,798
	MPLX
169,000	4.500%, 04/15/38	172,689
	Noble Energy
142,000	3.850%, 01/15/28	147,506
	Phillips 66 Partners
135,000	3.750%, 03/01/28	141,769
155,000	3.605%, 02/15/25	162,178
	Plains All American Pipeline
235,000	3.550%, 12/15/29	224,682
	Williams Partners
200,000	4.300%, 03/04/24	212,412
		3,425,096
Financials – 17.0%
	Aflac
2,000	6.450%, 08/15/40	2,861
	AIB Group MTN
400,000	4.263%, VAR ICE LIBOR USD 3 Month+1.874%, 04/10/25	421,306
	American International Group
303,000	3.900%, 04/01/26	325,956
181,000	3.300%, 03/01/21	183,942
	American Tower
312,000	3.800%, 08/15/29	333,538
	AXA Equitable Holdings
175,000	5.000%, 04/20/48	188,686
244,000	4.350%, 04/20/28	263,080
	Bank of America MTN
544,000	3.500%, 04/19/26	578,445
425,000	3.248%, 10/21/27	441,888
304,000	2.884%, VAR ICE LIBOR USD 3 Month+0.012%, 10/22/30	305,741
40,000	2.456%, VAR ICE LIBOR USD 3 Month+0.870%, 10/22/25	40,215
	Bank of America
10,000	5.875%, 01/05/21	10,459
464,000	3.004%, VAR ICE LIBOR USD 3 Month+0.790%, 12/20/23	474,639
	Bank of Ireland Group
510,000	4.500%, 11/25/23	539,141
	Bank of New York Mellon MTN
495,000	1.950%, 08/23/22	496,135
	Banque Federative du Credit Mutuel MTN
210,000	2.700%, 07/20/22	213,471
	Barclays Bank
650,000	10.179%, 06/12/21	727,711
200,000	4.337%, 01/10/28	216,267
	Camden Property Trust
56,000	3.150%, 07/01/29	58,923
	Capital One Financial
58,000	3.750%, 03/09/27	61,610
500,000	2.150%, 09/06/22	499,826
	Citigroup
335,000	4.300%, 11/20/26	362,951
1,304,000	3.200%, 10/21/26	1,352,402
9,000	2.700%, 03/30/21	9,088
	Cooperatieve Rabobank UA MTN
389,000	3.875%, 02/08/22	404,896
	Credit Agricole MTN
280,000	2.956%, VAR ICE LIBOR USD 3 Month+1.020%, 04/24/23	281,547
	Credit Suisse Group
522,000	3.869%, VAR ICE LIBOR USD 3 Month+1.410%, 01/12/29	557,772
265,000	2.997%, VAR ICE LIBOR USD 3 Month+1.200%, 12/14/23	268,816
	Fifth Third Bancorp
383,000	3.650%, 01/25/24	403,999
532,000	2.375%, 01/28/25	534,499
	GE Capital International Funding Unlimited Co
672,000	3.373%, 11/15/25	691,451
	Goldman Sachs Group
115,000	4.750%, 10/21/45	140,168
240,000	3.814%, VAR ICE LIBOR USD 3 Month+1.158%, 04/23/29	254,757
80,000	3.500%, 11/16/26	83,350
65,000	2.875%, 02/25/21	65,683
47,000	2.625%, 04/25/21	47,436
	HCP
169,000	3.250%, 07/15/26	176,507
	HSBC Holdings
1,171,000	2.633%, VAR ICE LIBOR USD 3 Month+1.140%, 11/07/25	1,171,000
	JPMorgan Chase
382,000	4.625%, 05/10/21	397,217
50,000	4.500%, 01/24/22	52,675
360,000	3.220%, VAR ICE LIBOR USD 3 Month+1.155%, 03/01/25	373,187
152,000	2.950%, 10/01/26	156,885
195,000	2.700%, 05/18/23	198,873
	Moody's
119,000	4.875%, 02/15/24	131,799
	Morgan Stanley MTN
200,000	3.950%, 04/23/27	213,056
300,000	3.750%, 02/25/23	315,377
519,000	2.750%, 05/19/22	527,017
169,000	2.500%, 04/21/21	170,229
	Morgan Stanley
316,000	3.625%, 01/20/27	336,975
	MPT Operating Partnership
115,000	4.625%, 08/01/29	119,961
	Royal Bank of Scotland Group
325,000	6.125%, 12/15/22	354,353
	US Bancorp MTN
206,000	2.625%, 01/24/22	209,323
	Wells Fargo MTN
242,000	2.879%, VAR ICE LIBOR USD 3 Month+1.170%, 10/30/30	242,772
360,000	2.406%, VAR ICE LIBOR USD 3 Month+0.825%, 10/30/25	360,305
	Wells Fargo
215,000	3.069%, 01/24/23	219,218
281,000	3.000%, 04/22/26	288,921
		17,858,305
Healthcare – 3.2%
	Abbott Laboratories
444,000	3.400%, 11/30/23	468,380
	AbbVie
274,000	3.600%, 05/14/25	287,529
21,000	3.200%, 11/06/22	21,570
	Aetna
263,000	2.800%, 06/15/23	267,058
	Allergan Funding SCS
143,000	3.850%, 06/15/24	150,907
140,000	3.800%, 03/15/25	147,270
88,000	3.450%, 03/15/22	90,169
	Bayer US Finance II LLC
712,000	3.875%, 12/15/23	745,715
	Becton Dickinson
141,000	3.734%, 12/15/24	150,659
	Cardinal Health
199,000	3.079%, 06/15/24	202,282
	CommonSpirit Health
200,000	3.347%, 10/01/29	201,552
	Merck
210,000	2.750%, 02/10/25	218,024
	Shire Acquisitions Investments Ireland DAC
195,000	2.400%, 09/23/21	196,214
	UnitedHealth Group
235,000	3.875%, 12/15/28	260,488
		3,407,817
Industrials – 1.3%
	Air Lease
152,000	2.250%, 01/15/23	151,312
	Fly Leasing
230,000	6.375%, 10/15/21	233,881
	General Electric MTN
65,000	3.100%, 01/09/23	66,110
	Lockheed Martin
225,000	3.550%, 01/15/26	243,023
	Rockwell Collins
226,000	3.200%, 03/15/24	235,858
	TransDigm
160,000	6.250%, 03/15/26	171,400
	United Technologies
195,000	3.950%, 08/16/25	213,396
		1,314,980
Information Technology – 2.0%
	Apple
315,000	3.000%, 06/20/27	332,963
248,000	2.950%, 09/11/49	239,762
	Dell International LLC
352,000	4.900%, 10/01/26	381,917
	Microsoft
182,000	4.100%, 02/06/37	215,500
468,000	2.400%, 08/08/26	480,017
	salesforce.com
384,000	3.700%, 04/11/28	423,976
		2,074,135
Real Estate – 3.0%
	American Tower
684,000	3.700%, 10/15/49	679,583
294,000	3.300%, 02/15/21	298,447
	Boston Properties
398,000	3.400%, 06/21/29	419,655
	Crown Castle International REIT
299,000	3.800%, 02/15/28	321,861
197,000	3.200%, 09/01/24	204,505
	ERP Operating
331,000	3.000%, 07/01/29	343,005
	Simon Property Group
445,000	2.450%, 09/13/29	439,740
219,000	2.000%, 09/13/24	218,567
	Ventas Realty
222,000	3.125%, 06/15/23	228,359
		3,153,722
Utilities – 0.5%
	Exelon
26,000	2.450%, 04/15/21	26,169
	Mexico Generadora de Energia
168,102	5.500%, 12/06/32	180,920
	Southern
315,000	2.950%, 07/01/23	322,697
		529,786
	TOTAL CORPORATE OBLIGATIONS
	(Cost $39,028,888)	40,661,448

U.S. TREASURY OBLIGATIONS – 27.0%
	United States Treasury Bill
1,071,000	1.854%, 02/27/20	1,065,686
	United States Treasury Bonds
1,128,800	4.625%, 02/15/40	1,616,786
1,208,600	4.500%, 02/15/36	1,655,546
794,500	4.375%, 05/15/40	1,105,503
832,200	3.375%, 11/15/48	1,048,279
347,000	3.125%, 05/15/48	416,983
243,000	3.000%, 02/15/47	284,671
830,000	3.000%, 05/15/47	971,878
557,500	3.000%, 08/15/48	655,346
10,400	3.000%, 02/15/49	12,261
120,300	2.875%, 05/15/43	136,263
72,000	2.875%, 11/15/46	82,353
459,000	2.750%, 08/15/47	513,507
498,900	2.750%, 11/15/47	558,651
159,000	2.500%, 02/15/46	169,285
480,000	2.250%, 08/15/49	487,612
	United States Treasury Inflation Indexed Bonds
977,824	0.750%, 07/15/28	1,029,132
	United States Treasury Notes
25,000	3.125%, 11/15/28	28,034
12,000	2.875%, 11/30/25	12,890
50,300	2.875%, 08/15/28	55,255
100	2.750%, 08/31/25	106
88,000	2.750%, 02/15/28	95,525
1,867,000	2.625%, 07/31/20	1,880,929
858,300	2.625%, 02/15/29	927,969
536,000	2.500%, 02/28/21	542,260
206,000	2.500%, 02/15/22	210,418
1,404,100	2.375%, 05/15/29	1,488,840
126,000	2.375%, 01/31/23	129,367
62,800	1.625%, 10/31/26	62,871
1,712,000	1.625%, 09/30/26	1,713,806
111,000	1.625%, 08/15/29	110,337
5,242,000	1.500%, 08/15/22	5,240,362
4,043,000	1.500%, 09/30/24	4,037,472
	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost $27,235,956)	28,346,183

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS – 23.0%
	Federal Home Loan Mortgage Corporation – 6.5%
	FHLMC
1,758,765	4.500%, 08/01/48	1,851,649
802,871	4.500%, 09/01/48	846,865
958,567	4.500%, 12/01/48	1,007,751
1,349,968	4.000%, 11/01/48	1,407,034
714,033	4.000%, 01/01/49	740,630
389,379	3.500%, 05/01/46	405,268
397,672	3.000%, 06/01/49	404,670
	FHLMC Gold
14,686	4.500%, 10/01/24	15,140
121,282	3.000%, 01/01/43	125,257
		6,804,264
	Federal National Mortgage Association – 12.7%
	FNMA
29,603	5.000%, 10/01/29	31,770
161,274	4.500%, 12/01/47	170,145
789,223	4.500%, 08/01/48	833,228
1,267,024	4.500%, 10/01/48	1,335,825
931,351	4.500%, 11/01/48	979,878
850,093	4.500%, 11/01/48	894,434
1,632,836	4.000%, 12/01/47	1,712,731
1,184,597	4.000%, 08/01/49	1,230,639
1,881,686	3.500%, 11/01/47	1,945,913
484,613	3.500%, 11/01/47	500,309
215,242	3.500%, 12/01/47	222,884
1,249,596	3.500%, 01/01/48	1,293,435
1,633,014	3.500%, 11/01/48	1,673,609
97,639	3.241%, VAR ICE LIBOR USD 12 Month+1.757%, 06/01/42	100,244
74,133	3.000%, 05/01/43	76,471
232,690	3.000%, 06/01/43	240,031
91,050	3.000%, 07/01/43	93,920
		13,335,466
	Government National Mortgage Association – 3.8%
	GNMA
597,222	5.000%, 08/20/48	633,691
798,127	5.000%, 10/20/48	847,182
715,065	4.500%, 10/20/48	752,547
796,270	4.000%, 06/20/49	829,353
572,199	3.500%, 04/20/43	604,897
216,857	2.599%, 04/16/54	221,513
	GNMA IO
1,846,646	0.782%, 12/16/51	86,016
		3,975,199
	TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
	(Cost $23,653,718)	24,114,929

ASSET-BACKED SECURITIES – 4.3%
	CAL Funding III, Series 2017-1A, Class A
316,633	3.620%, 06/25/42	317,597
	Cedar Funding VI CLO, Series 2018-6A, Class AR
645,000	3.056%, VAR ICE LIBOR USD 3 Month+1.090%, 10/20/28	644,141
	Credit-Based Asset Servicing and Securitization LLC, Series 2003-CB4, Class AF1
19,158	5.000%, 03/25/31	19,684
	Dewolf Park CLO, Series 2017-1A, Class A
500,000	3.211%, VAR ICE LIBOR USD 3 Month+1.210%, 10/15/30	499,744
	Goldentree Loan Management, Series 2017-2A, Class A
606,000	3.116%, VAR ICE LIBOR USD 3 Month+1.150%, 11/28/30	605,155
	Madison Park Funding XVIII, Series 2017-18A, Class A1R
800,000	3.156%, VAR ICE LIBOR USD 3 Month+1.190%, 10/21/30	799,594
	Madison Park Funding XXVI, Series 2017-26A, Class AR
600,000	3.128%, VAR ICE LIBOR USD 3 Month+1.200%, 07/29/30	599,698
	Octagon Investment Partners 30, Series 2017-1A, Class A1
250,000	3.286%, VAR ICE LIBOR USD 3 Month+1.320%, 03/17/30	250,258
	Textainer Marine Containers V, Series 2017-1A, Class A
77,331	3.720%, 05/20/42	77,482
	Textainer Marine Containers V, Series 2017-2A, Class A
181,832	3.520%, 06/20/42	182,293
	Towd Point Mortgage Trust, Series 2015-6, Class A1
38,909	3.500%, 04/25/55	39,553
	Towd Point Mortgage Trust, Series 2017-2, Class A1
124,773	2.750%, 04/25/57	125,918
	Towd Point Mortgage Trust, Series 2017-3, Class A1
246,911	2.750%, 07/25/57	249,195
	Towd Point Mortgage Trust, Series 2017-4, Class A1
130,979	2.750%, 06/25/57	132,516
	TOTAL ASSET-BACKED SECURITIES
	(Cost $4,549,423)	4,542,828

COLLATERALIZED MORTGAGE OBLIGATIONS – 3.7%
	Flagstar Mortgage Trust, Series 2017-2, Class A5
574,268	3.500%, 10/25/47	586,079
	Impac Secured Assets Trust, Series 2006-1, Class 2A2
53,298	2.233%, VAR ICE LIBOR USD 1 Month+0.410%, 05/25/36	52,292
	Impac Secured Assets Trust, Series 2006-2, Class 2M1
130,000	2.323%, VAR ICE LIBOR USD 1 Month+0.500%, 08/25/36	130,014
	JPMorgan Mortgage Trust, Series 2015-3, Class A5
71,263	3.500%, 05/25/45	71,740
	JPMorgan Mortgage Trust, Series 2015-6, Class A5
565,883	3.500%, 10/25/45	571,329
	JPMorgan Mortgage Trust, Series 2016-3, Class 1A3
419,934	3.500%, 10/25/46	427,316
	JPMorgan Mortgage Trust, Series 2017-1, Class A4
697,673	3.500%, 01/25/47	706,425
	JPMorgan Mortgage Trust, Series 2017-3, Class 1A5
362,918	3.500%, 08/25/47	367,256
	JPMorgan Mortgage Trust, Series 2017-4, Class A5
325,546	3.500%, 11/25/48	329,445
	JPMorgan Mortgage Trust, Series 2018-8, Class A15
228,542	4.000%, 01/25/49	229,162
	Sequoia Mortgage Trust, Series 2015-2, Class A10
171,972	3.500%, 05/25/45	174,680
	Sequoia Mortgage Trust, Series 2015-3, Class A4
217,290	3.500%, 07/25/45	221,218
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $3,844,919)	3,866,956

TAXABLE MUNICIPAL BOND – 0.6%
New Jersey – 0.2%
	State Economic Development Authority RB, Series A, NATL
185,000	7.425%, 02/15/29	235,629

Ohio – 0.1%
	American Municipal Power RB, Series B
40,000	8.084%, 02/15/50	70,719

Pennsylvania – 0.3%
	Philadelphia Authority for Industrial Development RB
350,000	3.964%, 04/15/26	373,240

	TOTAL TAXABLE MUNICIPAL BOND
	(Cost $633,021)	679,588

COMMERCIAL MORTGAGE-BACKED OBLIGATIONS – 0.8%
	BX Commercial Mortgage Trust, Series 2018-IND, Class B
380,860	2.814%, VAR ICE LIBOR USD 1 Month+0.900%, 11/15/35	380,384
	BX Commercial Mortgage Trust, Series 2018-IND, Class C
227,731	3.014%, VAR ICE LIBOR USD 1 Month+1.100%, 11/15/35	227,588
	One Market Plaza Trust, Series 2017-1MKT, Class E
195,000	4.142%, 02/10/32	196,937
	TOTAL COMMERCIAL MORTGAGE-BACKED OBLIGATIONS
	(Cost $799,369)	804,909

SOVEREIGN GOVERNMENTS – 0.4%
	Argentine Republic Government International Bond
124,000	5.875%, 01/11/28	47,121
	South Africa Government International Bond
200,000	4.850%, 09/27/27	203,259
	Turkey Government International Bond
200,000	5.750%, 03/22/24	201,493
	TOTAL SOVEREIGN GOVERNMENTS
	(Cost $504,020)	451,873
TOTAL INVESTMENTS IN SECURITIES – 98.5%
	(Cost $100,249,314)	103,468,714
	OTHER ASSETS LESS LIABILITIES – 1.5%	1,585,210
	NET ASSETS – 100%	$105,053,924

CLO — Collateralized Loan Obligation
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
GNMA — Government National Mortgage Association
ICE — Intercontinental Exchange
IO — Interest Only
LIBOR — London Interbank Offered Rate
LLC — Limited Liability Corporation
MTN — Medium Term Note
NATL — National Public Finance Guarantee Corporation
RB — Revenue Bond
REIT — Real Estate Investment Trust
USD — United States Dollar
VAR — Variable Rate

The open futures contracts held by the Target Fund at October 31, 2019, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount	Value	Unrealized (Depreciation)
U.S. 2-Year Treasury Note	11	Jan-2020	$2,377,674	$2,371,617	$(6,057)
U.S. 5-Year Treasury Note	25	Jan-2020	3,002,384	2,980,078	(22,306)
U.S. 10-Year Treasury Note	20	Dec-2019	2,633,347	2,605,938	(27,409)
U.S. Long Treasury Bond	9	Dec-2019	1,496,785	1,452,375	(44,410)
U.S. Ultra Long Treasury Bond	3	Dec-2019	596,714	569,250	(27,464)
			$10,106,904	$9,979,258	$(127,646)

2

Proforma Statement of Assets and Liabilities (Unaudited)

Schroder Total Return Fixed Income Fund

October 31, 2019

	Schroder Core Bond Fund (the “Acquiring Fund”)	Schroder Total Return Fixed Income Fund (the “Target Fund”)	Adjustments		ProForma Combined
Assets:
Investments in securities, at value †	$61,426,938	$42,041,776	$-		$103,468,714
Cash	1,376,548	538,596	–		1,915,144
Foreign currency ††	–	1	–		1
Receivable for investment securities sold	585,534	570,345	–		1,155,879
Tax reclaims receivable	3,093	4,518			7,611
Receivable for fund shares sold	–	8,435	–		8,435
Due from Investment Advisor	1,251	5,682			6,933
Intial margin for futures contracts	–	103,884	–		103,884
Dividend and interest receivable	328,359	241,654	–		570,013
Variation margin receivable fro futures contracts	–	60,133			60,133
Prepaid expenses	1,821	2,330	–		4,151
Total Assets	63,723,544	43,577,354	–		107,300,898
Liabilities:
Payable for investment securities purchased	1,238,547	844,000			2,082,547
Income distributions payable	–	18,959			18,959
Payable for Fund shares redeemed	–	5,873			5,873
Sub-administration fees payable — Note 3	10,617	10,617	(10,617)	(1)	10,617
Audit fees payable	16,135	16,135	(16,135)	(2)	16,135
Trustees’ fees payable	1,501	1,470			2,971
Legal fees payable	267	262			529
Other professional fees payable	4,275	4,275	(4,275)	(3)	4,275
Shareholder Servicing Fees, Investor Class	–	30,135			30,135
Accrued expenses and other liabilities	24,870	19,036			43,906
Total Liabilities	1,296,212	950,762	(31,027)		2,215,947
Net Assets	$62,427,332	$42,626,592	$31,027		$105,084,951
† Cost of securities	$59,292,057	$40,957,257	$–		$100,249,314
†† Cost of foreign currency	–	–	–		–

Net Assets:
Paid-in capital	$59,674,032	$45,584,387	$–		$105,258,419
Total distributable earnings/(loss)	2,753,300	(2,957,795)	31,027		(173,468)
Net Assets	$62,427,332	$42,626,592	$31,027		$105,084,951
Net Assets:
R6	$62,427,332	n/a			n/a
Investor	n/a	$42,626,592	$31,027		$105,084,951
Total shares outstanding end of period:
R6	$5,980,952	n/a
Investor	n/a	$4,232,176	$6,198,090	(4)	$10,430,266
Net Asset Value, Offering and Redemption Price Per Share -(net assets ÷ shares outstanding)
R6	$10.44	n/a			N/A
Investor	n/a	10.07			10.08

Adjustments:

1.	(10,617) adjustment in sub-admin fees reflects the consolidation of fees.
2.	(16,135) adjustment in audit fees reflects the consolidation of audit fees.
3.	(4,275) adjustment in professional fees reflects the consolidation of professional fees.
4.	(6,198,090) shares adjustment reflect the conversion of the Target Fund into the Acquiring Fund.

Proforma Statement of Operations (Unaudited)

Schroder Total Return Fixed Income Fund

For the Year Ended October 31, 2019

	Schroder Core Bond Fund (the “Acquiring Fund”)	Schroder Total Return Fixed Income Fund (the “Target Fund”)	Adjustments		ProForma Combined
Investment Income:
Dividend income	$-	$-	$-		$-
Interest income	1,588,409	1,402,594	–		2,991,003
Foreign taxes withheld	–	–	–		–
Total Income	1,588,409	1,402,594	–		2,991,003
Expenses:
Investment Advisory fees	122,988	101,606			224,594
Sub-administration fees	125,002	125,002	(125,002	)(1)	125,002
Trustees fees and expenses	5,700	5,502			11,202
Shareholder Service fees, Investor Shares	–	32,514			32,514
Transfer agent fees	26,558	28,643			55,201
Legal fees	8,678	8,682			17,360
Custodian fees	5,499	5,854			11,353
Registration fees	21,649	22,318			43,967
Audit fees	22,285	26,296	(22,285	)(2)	26,296
Printing	4,446	4,268			8,714
Pricing fees	14,869	24,874			39,743
Other professional fees	3,581	4,227	(3,581	)(2)	4,227
Insurance	1,173	1,693			2,866
Offering costs	7,105	–	(7,105	)(3)	–
Other	12,315	12,218			24,533
Total Expenses	381,848	403,697	(157,973)		627,572
Expenses waived by Investment Advisor	(122,988)	(101,606)	–		(224,594)
Reimbursement from Investment Advisor	(99,403)	(138,498)	197,314		(40,587)
Custody Offset	(2,027)	(1,022)			(3,049)
Net Expenses	157,430	162,571	39,341		359,342
Net Investment Income	1,430,979	1,240,023	(39,341)		2,631,661
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES,
SWAP CONTRACTS, FORWARD FOREIGN CURRENCY CONTRACTS, AND
FOREIGN CURRENCY TRANSACTIONS AND TRANSLATIONS
Net realized gain on investments sold	771,797	277,237			1,049,034
Net realized gain on futures	–	525,982			525,982
Net realized loss on swap contracts	–	(23,161)			(23,161)
Net realized gain (loss) on forward foreign currency contracts	–	(66,075)			(66,075)
Net realized gain (loss) on foreign currency transactions	–	(40,580)			(40,580)
Net realized gain on investments, futures, swap contracts, forward foreign currency contracts and foreign currency transactions	771,797	673,403			1,445,200
Change in unrealized appreciation on investments	3,059,838	2,240,002			5,299,840
Change in unrealized appreciation on futures	–	13,266			13,266
Change in unrealized appreciation (depreciation) on forward foreign currency contracts	–	57,333			57,333
Change in accrued foreign capital gains tax on appreciated securities	–	–			–
Change in unrealized appreciation (depreciation) on foreign currency translations	–	930			930
Net change in unrealized appreciation on investments, futures, accrued foreign					–
capital gains tax on appreciated securities, forward foreign currency contracts and					–
foreign currency translations	3,059,838	2,311,531			5,371,369
NET REALIZED AND UNREALIZED GAIN	3,831,635	2,984,934			6,816,569
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,262,614	$4,224,957	$(39,341)		$9,448,230

Adjustments:

1.	$(125,002) adjustment in sub-admin fees reflects the per fund minimum in the combined fund.
2.	$(25,866) adjustment in professional fees reflects the consolidation of audit fees and other professional fees.
3.	$(7,105) adjustment in offering cost already fully amortized.

Notes to Pro Forma Financial Statements (Unaudited)

Schroder Series Trust

For the year ended October 31, 2019

1.	Organization:

Schroder Series Trust (“SST”) is an open-end series management investment company registered under the Investment Company Act. SST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 6, 1993. SST has an unlimited number of authorized shares, which are divided into five separate series. Included in this report are Schroder Core Bond Fund and Schroder Total Return Fixed Income Fund (each a “Fund,” collectively, the “SST Funds”), both of which are diversified funds. The Schroder Core Bond Fund seeks long-term total return consistent with the preservation of capital. The Schroder Total Return Fixed Income Fund seeks a high level of total return. Schroder Core Bond Fund commenced operations January 31, 2018.

Per Board approval, the Trust will reorganize the Schroder Total Return Fixed Income Fund (the “Target Fund”) into the Schroder Core Bond Fund (the “Acquiring Fund”) within the Trust. This action is part of an effort to rationalize the product offering and ensure that investors are receiving the most current and optimal investment solutions offered by Schroder Investment Management North America Inc. (“SIMNA”).

For the purposes of these Pro Forma Financial Statements, the financial information covers the period from November 1, 2018 to October 31, 2019.

2. Basis of Combination:

The accompanying unaudited Pro Forma Financial Statements Combining Schedules of Investments, Statements of Assets and Liabilities and Statements of Operations (“Pro Forma Financial Statements”) reflect the accounts of the Target Fund and the Acquiring Fund for the year ended October 31, 2019. These statements have been derived from the books and records utilized in calculating daily net asset values at October 31, 2019.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of the Target Fund and the Acquiring Fund. The Target Fund and the Acquiring Fund follow generally accepted accounting principles in the United States of America applicable to management investment companies which are disclosed in the historical financial statements.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of the Target Fund for Investor Class Shares of the Acquiring Fund. Under generally accepted accounting principles, the Acquiring Fund will be the surviving entity for accounting purposes.

The Pro Forma Financial Statements have been adjusted to reflect certain other operating costs that have been adjusted to reflect anticipated expenses of the combined entities. Other costs which may change as a result of the reorganization are currently undeterminable.

Other than brokerage or similar costs or transfer taxes incurred on purchases and sales of portfolio securities in connection with the reorganization and other tax costs, if any, of the sale of portfolio securities of the Target Fund, SIMNA or an affiliate are bearing the costs of the reorganization.

3. Security Valuation:

For purposes of calculating their daily net asset values (“NAV”), the Target Fund and the Acquiring Fund each generally values their investments as follows:

Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ fair value procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statements of Operations.

Futures contracts that are traded on an exchange are valued at their last reported sales price as of the valuation date.

Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price for long positions and at the closing ask price for written options. Options not traded on a national securities exchange are valued at the last quoted bid price.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If SIMNA (the “Adviser”) of the Funds becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser if a Fund is holding a relevant security that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date

•	Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.)

•	Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2019, there have been no significant changes to the Trust’s fair valuation methodologies.

4. Federal Income Taxes

It is the intention of the Target Fund and the Acquiring Fund to continue to qualify as regulated investment companies for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the Pro Forma financial statements.

5. Pro Forma Adjustments

The professional fees for the Combined Fund have been reduced to reflect the reduction in audit fees. The Sub-Administration Fees have been decreased to reflect one minimum fee that will be realized as a result of the merger. The Offering Costs have been decreased to reflect the fact that they have been fully amortized.

PART C: OTHER INFORMATION

ITEM 15. INDEMNIFICATION:

Article VIII of the Registrant’s Agreement and Declaration of Trust provides as follows:

SECTION 1. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such covered Person shall have been finally adjudicated in any such action, suit or other proceeding (a) not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or (b) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees’ then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

SECTION 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person either (a) did not act in good faith in the reasonable belief that his or her action was in the best interests of the Trust or (b) is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts as opposed to a full trial type inquiry), to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and that such indemnification would not protect such Covered Person against any liability to the Trust to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Any approval pursuant to this Section shall not prevent the recovery, from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or to have been liable to the Trust of its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s Office.

SECTION 3. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term “Covered Person” shall include such person’s heirs, executors and administrators, and a “disinterested Trustee” is a Trustee who is not an “interested person” of the Trust as defined in Section 2(a)(19) of the 1940 Act (or who has been exempted from being an “interested person” by any rule, regulation or order of the Securities and Exchange Commission) and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

Article 12 of the Registrant’s Amended Bylaws provides as follows:

12.1 EFFECT OF AUDIT COMMITTEE FINANCIAL EXPERT DESIGNATION. The conduct of a Trustee shall be evaluated solely by reference to a hypothetical reasonable person, without regard to any special expertise, knowledge or other qualifications of the Trustee. In particular, and without limiting the generality of the foregoing, neither the determination that a Trustee is an “audit committee financial expert” nor the knowledge, experience or other qualifications underlying such a determination shall result in that Trustee being held to a standard of care that is higher than the standard that would be applicable in the absence of such a determination or such knowledge, experience or qualification, nor shall such a determination or such knowledge, experience or other qualification impose any duties, obligations or liabilities that are greater than would obtain in the absence of such a determination or such knowledge, experience or qualification. Any determination of whether a Trustee has complied with any applicable standard of care, including without limitation any standard of care set out in any constituent document of the Trust, and any determination of whether a Trustee shall be entitled to indemnification pursuant to any provision of the Declaration of Trust or these Bylaws, shall be made in light of and based upon the provisions of this paragraph, and any person serving as Trustee, whether at the date of adoption of this paragraph as a Bylaw or thereafter, shall be presumed conclusively to have done so in reliance on this paragraph. No amendment or removal of this paragraph shall be effective in respect of any period prior to such amendment or removal.

12.2. MANDATORY INDEMNIFICATION OF TRUSTEES. The Trust shall to the fullest extent legally permissible indemnify each person who is or was a Trustee against all liabilities, costs and expenses reasonably incurred by such person in connection with or resulting from any action, suit or proceeding, whether civil, criminal, administrative or investigative, brought by any governmental or self-regulatory authority, including without limitation any formal or informal investigation into possible violations of law or regulation initiated by any governmental body or self-regulatory authority, in which such person may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while in office or thereafter, by reason of he or she having been a Trustee, or by reason of any action taken or not taken in such capacity, except to the extent prohibited by the Declaration of Trust. Any person serving as Trustee, whether at the date of adoption of this paragraph as a Bylaw or thereafter, shall be presumed conclusively to have done so in reliance on this paragraph. No amendment or removal of this paragraph shall be effective in respect of any period prior to such amendment or removal or any proceeding related to any period prior to such amendment or removal.

Reference is made to the Trust’s Distribution Agreement which contains provisions for the indemnification by Schroder Fund Advisors LLC of the Registrant and Trustees and officers of the Registrant under certain circumstances. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees and officers of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee or officer of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such Trustee or officer in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16. EXHIBITS:

(1)	Agreement and Declaration of Trust, dated May 6, 1993, as amended through June 27, 2019, (“Agreement and Declaration of Trust”) is incorporated herein by reference to Exhibit (a) of Post-Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001398344-20-004696 on February 28, 2020.

(2)	Bylaws, as amended as of December 9, 2003, October 4, 2004 and December 7, 2004 (“By-Laws”), is incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0000950136-04-004510 on December 22, 2004.

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization is attached as Exhibit B to the Information Statement/Prospectus contained in this Registration Statement.

(5)(a)	Portions of Agreement and Declaration of Trust Relating to Shareholders’ Rights is incorporated herein by reference to Exhibit (c)(ii) of Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0000950135-97-000990 on February 25, 1999.

(5)(b)	Portions of By-Laws Relating to Shareholders’ Rights is incorporated herein by reference to Exhibit (c)(iii) of Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0000950135-97-000990 on February 25, 1999.

(6)(a)(i)	Management Contract, dated December 9, 2003, between the Registrant and Schroder Investment Management North America Inc. (“Schroders”), relating to the Schroder Total Return Fixed Income Fund (formerly, Schroder U.S. Core Fixed Income Fund and Schroder Fixed Income Fund), is incorporated herein by reference to Exhibit (d)(iii) to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0000950136-04-004510 on December 22, 2004.

(6)(a)(ii)	Form of Amendment to the Management Contract between the Registrant and Schroders, relating to Schroder Total Return Fixed Income Fund (formerly, Schroder U.S. Core Fixed Income Fund and Schroder Fixed Income Fund), is herein incorporated by reference to Exhibit (d)(ii) to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0000950136-04-003635 on October 29, 2004.

(6)(a)(iii)	Investment Advisory Agreement, dated December 7, 2017, between the Registrant and Schroders, relating to the Schroder Core Bond Fund, is herein incorporated by reference to Exhibit (d)(1)(v) to Post-Effective Amendment No. 99 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001135428-17-001169 on December 27, 2017.

(6)(b)	Investment Subadvisory Agreement, dated December 1, 2019, between the Registrant, Schroders and Schroder Investment Management North America Limited (“SIMNA Ltd.”), relating to the Schroder Total Return Fixed Income Fund and Schroder Core Bond Fund, is filed herewith.

(6)(c)(i)	Fee Waiver and Expense Limitation Agreement, dated December 6, 2019, between the Registrant and Schroders, relating to the Schroder Total Return Fixed Income Fund and R6 Shares of the Schroder Core Bond Fund, is herein incorporated by reference to Exhibit (d)(3)(i) to Post-Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001398344-20-004696 on February 28, 2020.

(6)(c)(ii)	Fee Waiver and Expense Limitation Agreement, dated March 26, 2020, between the Registrant and Schroders, relating to Investor Shares of the Schroder Core Bond Fund, is filed herewith.

(7)(a)(i)	Distribution Agreement, dated January 27, 2017, between the Registrant and SEI Investments Distribution Co. (“SIDCO”) (“Distribution Agreement”) is herein incorporated by reference to Exhibit (e) to Post-Effective Amendment No. 99 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001135428-17-001169 on December 27, 2017.

(7)(a)(ii)	Amendment No. 1 to the Distribution Agreement, dated December 7, 2017, is herein incorporated by reference to Exhibit (e)(1)(ii) to Post-Effective Amendment No. 101 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001398344-18-003055 on February 28, 2018.

(8)	Not Applicable.

(9)(a)(i)	Global Custody Agreement, dated November 5, 2001, between the Registrant and J.P. Morgan Chase Bank, N.A. (formerly, The Chase Manhattan Bank) (“Global Custody Agreement”) is incorporated herein by reference to Exhibit (g) to Post-Effective Amendment No. 15 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0000950136-02-000240 on January 29, 2002.

(9)(a)(ii)	Amendment to the Global Custody Agreement, dated October 26, 2005, is incorporated herein by reference to Exhibit (g)(ii) to Post-Effective Amendment No. 26 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0000950136-06-000150 on January 11, 2006.

(9)(a)(iii)	Amendment to the Global Custody Agreement, dated March 1, 2014, is incorporated herein by reference to Exhibit (g)(iii) to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001104659-14-047505 on June 20, 2014.

(9)(a)(iv)	Tenth Amended and Restated Exhibit B to Global Custody Agreement, dated July 1, 2015, is incorporated herein by reference to Exhibit (g)(iv) to Post-Effective Amendment No. 91 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001104659-14-061535 on August 25, 2015.

(9)(a)(v)	Addendum to the Global Custody Agreement, dated December 15, 2015, is incorporated herein by reference to Exhibit (g)(v) to Post-Effective Amendment No. 93 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001104659-16-100144 on February 25, 2016.

(9)(a)(vi)	Eleventh Amended and Restated Exhibit B to the Global Custody Agreement, dated January 16, 2018, is herein incorporated by reference to Exhibit (g)(1)(vi) to Post-Effective Amendment No. 101 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001398344-18-003055 on February 28, 2018.

(10)(1)	Eleventh Amended and Restated Multiclass (Rule 18f-3) Plan, dated December 7, 2017, is incorporated herein by reference to Exhibit (n) to Post-Effective Amendment No. 99 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001135428-17-001169 on December 27, 2017.

(10)(1)(a)	Amended Schedule A Amended and Restated Multiclass (Rule 18f-3) Plan, dated March 19, 2020, is filed herewith.

(11)	Opinion and Consent of Morgan, Lewis & Bockius LLP regarding the legality of the securities being registered is filed herewith.

(12)	Form of Opinion of Morgan, Lewis & Bockius LLP regarding tax matters is filed herewith.

(13)(a)(i)	Transfer Agency and Service Agreement, dated October 27, 1993, between the Registrant and State Street Bank and Trust Company (“Transfer Agency and Service Agreement”) is incorporated herein by reference to Exhibit (13)(i) to Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0000950135-97-000990 on February 25, 1999.

(13)(a)(ii)	Form of Delegation Amendment to the Transfer Agency and Service Agreement, dated July 24, 2002, is incorporated herein by reference to Exhibit (13)(ii) to Post-Effective Amendment No. 16 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0000950136-03-000458 on February 28, 2003.

(13)(a)(iii)	Amendment to the Transfer Agency and Service Agreement, dated December 31, 2003, is incorporated herein by reference to Exhibit (13)(iii) to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0000950136-04-004510 on December 22, 2004.

(13)(a)(iv)	Form of Letter to State Street Bank and Trust Company, as Transfer Agent, relating to Schroder Total Return Fixed Income Fund is incorporated herein by reference to Exhibit (13)(vi) to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0000950136-04-003635 on October 29, 2004.

(13)(a)(v)	Amendment to the Transfer Agency and Service Agreement, dated September 1, 2006, is incorporated herein by reference to Exhibit (13)(xvi) to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0000950136-07-001245 on February 28, 2007.

(13)(a)(vi)	Amended and Restated Exhibit A to the Transfer Agency and Service Agreement, dated July 22, 2008, is incorporated herein by reference to Exhibit (13)(x) to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0000950123-09-003702 on February 27, 2009.

(13)(a)(vii)	Amendment to the Transfer Agency and Service Agreement, dated September 1, 2009, is incorporated herein by reference to Exhibit (13)(xi) to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0000950123-09-074524 on December 31, 2009.

(13)(a)(viii)	Amendment to the Transfer Agency and Service Agreement, dated September 20, 2011, is incorporated herein by reference to Exhibit (13)(xii) to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001104659-11-069453 on December 14, 2011.

(13)(a)(ix)	Amendment to the Transfer Agency and Service Agreement, dated January 1, 2013, is incorporated herein by reference to Exhibit (13)(xi) to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001104659-13-028731 on April 11, 2013.

(13)(a)(x)	Form of Amendment to the Transfer Agency and Service Agreement, is incorporated herein by reference to Exhibit (13)(xii) to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001104659-13-050446 on June 20, 2013.

(13)(a)(xi)	Amendment to the Transfer Agency and Service Agreement, dated August 12, 2015, is incorporated herein by reference to Exhibit (13)(xiii) to Post-Effective Amendment No. 91 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001104659-14-061535 on August 25, 2015.

(13)(a)(xii)	Amendment to the Transfer Agency and Service Agreement, dated January 31, 2018, is herein incorporated by reference to Exhibit (13)(1)(xii) to Post-Effective Amendment No. 101 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001398344-18-003055 on February 28, 2018.

(13)(b)(i)	Amended and Restated Administration Agreement, dated February 10, 2017, between the Registrant and SEI Investments Global Funds Services (“SIGFS”) (“Administration Agreement”) is incorporated herein by reference to Exhibit (13)(xiv) to Post-Effective Amendment No. 96 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001104659-17-012627 on February 28, 2017.

(13)(b)(ii)	Amendment No. 1 to the Administration Agreement, dated January 16, 2018, is herein incorporated by reference to Exhibit (13)(2)(ii) to Post-Effective Amendment No. 101 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001398344-18-003055 on February 28, 2018.

(13)(b)(iii)	Amendment No. 2 to the Administration Agreement, dated January 16, 2018, is herein incorporated by reference to Exhibit (13)(2)(iii) to Post-Effective Amendment No. 101 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001398344-18-003055 on February 28, 2018.

(13)(b)(iv)	Amendment to the Administration Agreement, dated September 15, 2017, is herein incorporated by reference to Exhibit (13)(2)(iv) to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001398344-19-003643 on February 28, 2019.

(13)(c)(i)	Form of Credit Agreement, dated October 6, 2008, between the Registrant and JPMorgan Chase Bank, N.A. (“Credit Agreement”) is incorporated herein by reference to Exhibit (13)(xxi) to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0000950123-09-003702 on February 27, 2009.

(13)(c)(ii)	Amendment No. 1 to the Credit Agreement, dated September 23, 2009, is incorporated herein by reference to Exhibit (13)(xxiii) to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0000950123-10-018401 on February 26, 2010.

(13)(c)(iii)	Amendment No. 2 to the Credit Agreement, dated October 29, 2010, is incorporated herein by reference to Exhibit (13)(xxv) to Post-Effective Amendment No. 54 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001104659-11-011014 on February 28, 2011.

(13)(c)(iv)	Amendment No. 3 to the Credit Agreement, dated October 4, 2010, is incorporated herein by reference to Exhibit (13)(xxvi) to Post-Effective Amendment No. 54 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001104659-11-011014 on February 28, 2011.

(13)(c)(v)	Amendment No. 4 to the Credit Agreement, dated September 30, 2011, is incorporated herein by reference to Exhibit (13)(xxx) to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001104659-11-069453 on December 14, 2011.

(13)(c)(vi)	Form of Amendment No. 5 to the Credit Agreement, dated September 30, 2012, is incorporated herein by reference to Exhibit (13)(xxvi) to Post-Effective Amendment No. 62 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001104659-13-016041 on February 28, 2013.

(13)(c)(vii)	Form of Amendment No. 6 to the Credit Agreement is incorporated herein by reference to Exhibit (13)(xxxi) to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001104659-13-050446 on June 20, 2013.

(13)(c)(viii)	Amendment No. 7 to the Credit Agreement, dated September 30, 2013, is incorporated herein by reference to Exhibit (13)(xxxiii) to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001104659-13-086694 on November 25, 2013.

(13)(c)(ix)	Form of Amendment No. 8 to the Credit Agreement, is incorporated herein by reference to Exhibit (13)(xxxvii) to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001104659-14-047505 on June 20, 2014.

(13)(c)(x)	Amendment No. 9 to the Credit Agreement, dated September 2, 2014, is incorporated herein by reference to Exhibit (13)(xxxvi) to Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001104659-14-072006 on October 16, 2014.

(13)(c)(xi)	Amendment No. 10 to the Credit Agreement, dated August 18, 2015, is incorporated herein by reference to Exhibit (13)(xxxviii) to Post-Effective Amendment No. 91 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001104659-14-061535 on August 25, 2015.

(13)(c)(xii)	Amendment No. 11 to the Credit Agreement, dated September 14, 2015, is herein incorporated by reference to Exhibit (13)(3)(xii) to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001398344-19-003643 on February 28, 2019.

(13)(d)(i)	Amended and Restated Shareholder Service Plan, dated February 10, 2017, is incorporated herein by reference to Exhibit (13)(xxviii) to Post-Effective Amendment No. 96 to the Registrant’s Registration Statement on Form N-1A (File No. 033-65632), filed with the SEC via EDGAR Accession No. 0001104659-17-012627 on February 28, 2017.

(13)(d)(ii)	Amendment to Amended and Restated Shareholder Service Plan, dated March 19, 2020, is filed herewith.

(14)(a)	Consent of Independent Registered Public Accounting Firm is filed herewith.

(14)(b)	Consent of Morgan, Lewis & Bockius LLP is filed herewith.

(15)	Not Applicable.

(16)(a)	Powers of Attorney, each dated December 12, 2019, for William M. Doran, Jon C. Hunt, Thomas P. Lemke, Randall S. Yanker, Jay C. Nadel, Michael Beattie and Stephen Connors, are filed herewith.

(16)(b)	Board Resolution Authorizing Attorneys-in-Fact to Execute Registration Statements on behalf of the Trust's Chief Executive Officer and Chief Financial Officer is filed herewith.

(17)(a)	Prospectus dated March 1, 2020 for the Schroder Series Trust (the “Trust”), with respect to the Schroder Total Return Fixed Income Fund, and the Statement of Additional Information dated March 1, 2020 for the Trust, with respect to the Schroder Total Return Fixed Income Fund (the “Target Fund SAI”), are incorporated herein by reference to Post-Effective Amendment No. 106 to the Trust’s Registration Statement on Form N-1A (File No. 033-65632) filed with the SEC via EDGAR on February 28, 2020, Accession No. 0001398344-20-004696.

(17)(b)	Prospectus dated March 1, 2020 for the Schroder Series Trust (the “Trust”), with respect to the Schroder Core Bond Fund, and the Statement of Additional Information dated March 1, 2020 for the Trust, with respect to the Schroder Core Bond Fund (the “Acquiring Fund SAI”), are incorporated herein by reference to Post-Effective Amendment No. 106 to the Trust’s Registration Statement on Form N-1A (File No. 033-65632) filed with the SEC via EDGAR on February 28, 2020, Accession No. 0001398344-20-004696.

(17)(c)	The audited financial statements and related report of the independent registered public accounting firm included in the Trust’s Annual Report to Shareholders for the fiscal year ended October 31, 2019, with respect to the Funds, is incorporated herein by reference to the Annual Certified Shareholder Report on Form N-CSR (File No. 811-07840) filed with the SEC via EDGAR on January 8, 2020, Accession No. 0001135428-20-000009.

ITEM 17. UNDERTAKINGS:

(1) The undersigned Registrant agrees that, prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, as amended, this registration statement has been signed on behalf of the Registrant, in the City of Oaks, Commonwealth of Pennsylvania on the 30th day of March, 2020.

SCHRODER SERIES TRUST

By:	*
Michael Beattie, President

As required by the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

*	Trustee	March 30, 2020
William M. Doran

*	Trustee	March 30, 2020
Jon C. Hunt

*	Trustee	March 30, 2020
Thomas P. Lemke

*	Trustee	March 30, 2020
Randall S. Yanker

*	Trustee	March 30, 2020
Jay C. Nadel

*	President	March 30, 2020
Michael Beattie

*	Treasurer, Controller
Stephen Connors	and Chief Financial Officer	March 30, 2020

*By:	/s/ James Bernstein
James Bernstein
Attorney-in-Fact

EXHIBIT INDEX

(6)(b)	Investment Subadvisory Agreement, dated December 1, 2019, between the Registrant, Schroders and Schroder Investment Management North America Limited (“SIMNA Ltd.”), relating to the Schroder Total Return Fixed Income Fund and Schroder Core Bond Fund
(6)(c)(ii)	Fee Waiver and Expense Limitation Agreement, dated March 26, 2020, between the Registrant and Schroders, relating to Investor Shares of the Schroder Core Bond Fund
(10)(1)(a)	Amended Schedule A Amended and Restated Multiclass (Rule 18f-3) Plan, dated March 19, 2020
(11)	Opinion and Consent of Morgan, Lewis & Bockius LLP regarding the legality of the securities being registered
(12)	Form of Opinion of Morgan, Lewis & Bockius LLP regarding tax matters
(13)(d)(ii)	Amendment to Amended and Restated Shareholder Service Plan, dated March 19, 2020
(14)(a)	Consent of Independent Registered Public Accounting Firm
(14)(b)	Consent of Morgan, Lewis & Bockius LLP
(16)(a)	Powers of Attorney, each dated December 12, 2019, for William M. Doran, Jon C. Hunt, Thomas Lemke, Jay C. Nadel, Randall S. Yanker, Michael Beattie and Stephen Connors
(16)(b)	Board Resolution Authorizing Attorneys-in-Fact to Execute Registration Statements on behalf of the Trust's Chief Executive Officer and Chief Financial Officer